   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 1997

                                                       REGISTRATION NO. 333-

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-14

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                                                                            [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                         POST-EFFECTIVE AMENDMENT NO.                       [_]

                       (Check appropriate box or boxes)

                               ----------------

                     PRUDENTIAL JENNISON SERIES FUND, INC.
              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                              S. JANE ROSE, ESQ.
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Name and Address of Agent for Service of Process)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                  AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON NOVEMBER 17, 1997 PURSUANT TO RULE 488 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

  NO FILING FEE IS REQUIRED BECAUSE OF RELIANCE ON SECTION 24(f) OF THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT PREVIOUSLY HAS REGISTERED AN INDEFINITE NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, PURSUANT TO A REGISTRATION STATEMENT ON FORM N-1A (FILE NO. 33-61997). THE REGISTRANT WILL FILE A NOTICE UNDER RULE 24F-2 FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 1997 ON OR BEFORE DECEMBER 29, 1997.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
         (AS REQUIRED BY RULE 481(A) UNDER THE SECURITIES ACT OF 1933)

 N-14 ITEM NO.                                  PROSPECTUS/PROXY
 AND CAPTION                                    STATEMENT CAPTION
 -------------                                  -----------------
 PART A
 Item  1. Beginning of Registration Statement
          and Outside Front Cover Page of       Cover Page
          Prospectus..........................
 Item  2. Beginning and Outside Back Cover      Table of Contents
          Page of Prospectus..................
 Item  3. Fee Table, Synopsis Information and   Synopsis; Principal Risk
          Risk Factors........................  Factors
 Item  4. Information about the Transaction...  Synopsis; The Proposed
                                                Transaction
 Item  5. Information about the Registrant....  Synopsis; Information About
                                                Jennison Series Fund;
                                                Miscellaneous
 Item  6. Information about the Company Being   Synopsis; Information About
          Acquired............................  Active Balanced Fund;
                                                Miscellaneous
 Item  7. Voting Information..................  Synopsis; Voting Information
 Item  8. Interest of Certain Persons and       Synopsis; Miscellaneous
          Experts.............................
 Item  9. Additional Information Required for
          Reoffering by Persons Deemed to be    Not Applicable
          Underwriters........................
 PART B                                         STATEMENT OF ADDITIONAL
                                                INFORMATION CAPTION
                                                -----------------------
 Item 10. Cover Page..........................  Cover Page
 Item 11. Table of Contents...................  Cover Page
 Item 12. Additional Information about the      Statement of Additional
          Registrant..........................  Information of Prudential
                                                Jennison Series Fund, Inc.
 Item 13. Additional Information about the      Not Applicable
          Company Being Acquired..............
 Item 14. Financial Statements................  Financial statements as noted
                                                in the Statement of Additional
                                                Information

PART C
  Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            PRUDENTIAL DRYDEN FUND

                        PRUDENTIAL ACTIVE BALANCED FUND

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

To Our Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders (Meeting) of Prudential Active Balanced Fund (Active Balanced Fund), a portfolio of Prudential Dryden Fund, will be held at 9:00 a.m., eastern time, on January 15, 1998, at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777, for the following purposes:

    1. To approve an Agreement and Plan of Conversion and Liquidation whereby all of the assets of Active Balanced Fund will be transferred to the Prudential Jennison Active Balanced Fund of Prudential Jennison Series Fund, Inc. (the Portfolio) in exchange solely for Class A, Class B, Class C and Class Z shares of the Portfolio and the Portfolio's assumption of all of the liabilities, if any, of Active Balanced Fund; and

    2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

  Only holders of shares of beneficial interest in Active Balanced Fund of record at the close of business on November 7, 1997, are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                          S. Jane Rose
                                          Secretary

Dated: November  , 1997


 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED STAMPED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

  PRUDENTIAL JENNISON SERIES FUND, INC.--PRUDENTIAL JENNISON ACTIVE BALANCED
                                     FUND
                                  PROSPECTUS

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852
                                      AND

            PRUDENTIAL DRYDEN FUND--PRUDENTIAL ACTIVE BALANCED FUND
                                PROXY STATEMENT

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852

                               ----------------

  Prudential Dryden Fund (PDF) is an open-end, diversified, management investment company consisting of six portfolios, one of which is Prudential Active Balanced Fund (Active Balanced Fund). Prudential Jennison Series Fund, Inc. (Jennison Series Fund) is an open-end, diversified, management investment company comprised of three portfolios, one of which is the newly created Prudential Jennison Active Balanced Fund (the Portfolio). Both PDF and Jennison Series Fund are managed by Prudential Investments Fund Management LLC. The Portfolio presently holds no portfolio securities and has not yet begun investment operations. If approved by the Active Balanced Fund shareholders, the Portfolio will acquire Active Balanced Fund's assets and assume its liabilities. The Portfolio has adopted an identical investment objective and identical investment policies to Active Balanced Fund. Active Balanced Fund seeks to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.

  This Prospectus and Proxy Statement is being furnished to shareholders of Active Balanced Fund in connection with the solicitation of proxies by PDF's Board of Trustees for use at a special meeting of Active Balanced Fund shareholders to be held on January 15, 1998, at 9:00 a.m., eastern time, and at any adjournment thereof (Meeting). The primary purpose of the Meeting is to vote on a proposed Agreement and Plan of Conversion and Liquidation (Plan), whereby the Portfolio will acquire all of the assets of Active Balanced Fund and assume all of the liabilities, if any, of Active Balanced Fund. If the Plan is approved by Active Balanced Fund's shareholders, all such shareholders will be issued Class A, Class B, Class C and Class Z shares of the Portfolio in exchange for the Class A, Class B, Class C and Class Z shares, respectively, of Active Balanced Fund held by them, and Active Balanced Fund will be terminated.

  This Prospectus and Proxy Statement sets forth concisely information about the Portfolio that prospective investors should know before investing. SHARES OF THE PORTFOLIO WILL NOT BE OFFERED TO THE GENERAL PUBLIC UNTIL ON OR ABOUT JANUARY 23, 1998. Additional information contained in a Statement of
Additional Information (SAI), dated November   , 1997, relating to the Plan
has been filed with the Securities and Exchange Commission (SEC), is incorporated herein by reference and is available without charge upon request to the address or toll-free phone number shown above. A Prospectus of Active Balanced Fund dated November 29, 1996, including a June 18, 1997 Supplement thereto, and an SAI for PDF dated June 18, 1997, also have been filed with the SEC and are incorporated by reference herein. The Active Balanced Fund Prospectus and the PDF SAI are available without charge upon request to PDF at the address or toll-free phone number shown above.

  Investors are advised to read and retain this Prospectus and Proxy Statement for future reference.

                               ----------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus and Proxy Statement is November   , 1997.

  PRUDENTIAL JENNISON SERIES FUND, INC.--PRUDENTIAL JENNISON ACTIVE BALANCED
                                     FUND
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

            PRUDENTIAL DRYDEN FUND--PRUDENTIAL ACTIVE BALANCED FUND
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                               ----------------

             PROSPECTUS AND PROXY STATEMENT DATED NOVEMBER  , 1997

                               ----------------

                                   SYNOPSIS

  The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Proxy Statement and the Agreement and Plan of Conversion and Liquidation (Plan) and is qualified by reference to the more complete information contained herein as well as in the Prospectus of Prudential Active Balanced Fund (Active Balanced Fund), a series of Prudential Dryden Fund (PDF). (The Active Balanced Fund and Prudential Jennison Active Balanced Fund (the Portfolio), a series of Prudential Jennison Series Fund, Inc. (Jennison Series Fund), sometimes are referred to herein individually as a Series and collectively as the Series.) Shareholders should read this entire Prospectus and Proxy Statement carefully.

GENERAL

  This Prospectus and Proxy Statement is furnished by the Board of Trustees of PDF in connection with the solicitation of proxies for use at a Special Meeting of Shareholders of Active Balanced Fund (Meeting) to be held at 9:00 a.m., eastern time, on January 15, 1998 at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777. The purpose of the Meeting is to approve or disapprove the Plan, pursuant to which all of the assets of Active Balanced Fund will be acquired by, and all of the liabilities of Active Balanced Fund, if any, will be assumed by, the Portfolio, and to transact such other business as may properly come before the Meeting or any adjournment thereof. The Plan is attached to this Prospectus and Proxy Statement as Appendix A. The transactions contemplated by the Plan in summary provide that the Portfolio will acquire all of Active Balanced Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of the Portfolio and the Portfolio's assumption of all of the liabilities, if any, of Active Balanced Fund. The Class A, Class B, Class C and Class Z shares of the Portfolio thereafter will be distributed to the former shareholders of Active Balanced Fund, and Active Balanced Fund will be terminated.

  Approval of the Plan requires the affirmative vote of a majority of outstanding voting securities of Active Balanced Fund, as defined in the Investment Company Act of 1940, as amended (Investment Company Act). See "Voting Information."

THE PROPOSED CONVERSION AND LIQUIDATION

  The Board of Trustees of PDF, on behalf of Active Balanced Fund, and the Board of Directors of Jennison Series Fund, on behalf of the Portfolio (each, a Board), have approved the Plan, which provides for the transfer of all of the assets of Active Balanced Fund to the Portfolio in exchange solely for Class A, Class B, Class C and Class Z shares of the Portfolio and the assumption by the Portfolio of all of the liabilities, if any, of Active Balanced Fund. If the Plan is approved by the Active Balanced Fund shareholders, Class A, Class B, Class C and Class Z shares of the Portfolio will be distributed to shareholders of Active Balanced Fund, and Active Balanced Fund will be terminated. (All of the foregoing transactions are sometimes referred to herein as the Conversion.) It is expected that the Conversion will become effective on or about January 23, 1998 (Closing Date). IF THE CONVERSION IS CONSUMMATED, EACH ACTIVE BALANCED FUND SHAREHOLDER WILL RECEIVE THE NUMBER OF FULL AND FRACTIONAL CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE PORTFOLIO (ROUNDED TO THE THIRD DECIMAL PLACE) EQUAL TO THE NUMBER OF SUCH SHAREHOLDER'S CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF ACTIVE BALANCED FUND AS OF THE CLOSING DATE.

  For the reasons set forth below under "--Reasons for the Proposed Conversion" and "The Proposed Transaction--Reasons for the Conversion," the Board of PDF, including those Trustees who are not "interested persons" (as that term is defined in the Investment Company Act) of PDF or Jennison Series Fund (Independent Trustees), has determined that the Conversion is in the best interests of Active Balanced Fund and that the interests of the existing shareholders of Active Balanced Fund will not be diluted as a result of the Conversion. The Board of Jennison Series Fund, including those Directors who are not interested persons of PDF or Jennison Series Fund (Independent Directors), similarly has determined that the Conversion is in the best interests of Jennison Series Fund and that the interests of existing shareholders of Jennison Series Fund will not be diluted as a result of the Conversion. ACCORDINGLY, PDF'S BOARD RECOMMENDS APPROVAL OF THE PLAN.

REASONS FOR THE PROPOSED CONVERSION

  The Board of PDF has concluded, based on information presented by Active Balanced Fund's manager, Prudential Investments Fund Management LLC (PIFM), that the Conversion is in the best interests of Active Balanced Fund and its shareholders. The following are among the reasons for the Conversion:

  . ACTIVE BALANCED FUND IS THE ONLY PORTFOLIO OUT OF SIX SERIES THAT IS NOT AN INDEX PORTFOLIO. Earlier this year, at PIFM's recommendation, the PDF Trustees approved the creation of four new series of PDF, each of which is an index fund. PDF now consists of five index portfolios and Active Balanced Fund. In order to avoid investor confusion, and from a marketing and administrative position, it makes more sense to have all index portfolios as part of the same fund, and to offer Active Balanced Fund as a portfolio of a fund whose other portfolios are more similar to it.

  . EACH PORTFOLIO OF JENNISON SERIES FUND WILL BE SUBADVISED BY JENNISON ASSOCIATES CAPITAL CORP. (JENNISON ASSOCIATES). The investment adviser to Active Balanced Fund is Jennison Associates, a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). Jennison Associates also is the investment adviser to the other two series of Jennison Series Fund. Again from a marketing and administrative position, it makes more sense to have the portfolios of all the Prudential Mutual Funds that are subadvised by Jennison Associates as part of one fund. If the Active Balanced Fund shareholders approve the Plan, initial shares of the Portfolio will be sold to PIFM prior to the Conversion so that PIFM can approve a Management Agreement with PIFM and Subadvisory Agreement with Jennison Associates, each of which is virtually identical (apart from the name of the Series and the date of the agreement) to those currently in place for Active Balanced Fund. Indeed, Jennison Associates would be paid at the same rate for providing investment advisory services to the Portfolio as it is currently for Active Balanced Fund. This is the same rate Jennison Associates is paid for providing investment advisory services to the other two portfolios of Jennison Series Fund.

  .THE PROPOSED CONVERSION IS SUITABLE FOR EACH SERIES BECAUSE THEY ARE IDENTICAL APART FROM THEIR STATE OF ORGANIZATION. Each is a portfolio of an open-end, diversified, management investment company. The Portfolio is a newly created series of Jennison Series Fund, and its operations will be modeled after those of

Active Balanced Fund. Accordingly, the investment objective and investment policies of the Portfolio are identical to those of Active Balanced Fund. The Portfolio has not yet begun investment operations. If the Plan is approved by the Active Balanced Fund shareholders, the Portfolio will acquire all of Active Balanced Fund's assets and assume all of its liabilities.

  Bradley Goldberg, an Executive Vice President of Jennison Associates, would continue as portfolio manager, a position he has held since the inception of Active Balanced Fund in January 1993. Mr. Goldberg also serves as portfolio manager of Prudential Jennison Growth & Income Fund, another series of Jennison Series Fund. He would continue to be assisted by associate portfolio managers Peter Reinemann and G. Todd Silva, each of whom also serves as an assistant portfolio manager to Prudential Jennison Growth & Income Fund.

STRUCTURE OF THE SERIES

  PDF is authorized to issue an unlimited number of shares of beneficial interest. Each Active Balanced Fund share issued has a pro rata interest in the assets of Active Balanced Fund and has no interest in the assets of any other series of PDF. Active Balanced Fund bears its own liabilities and its proportional share of the general liabilities of PDF and is not responsible for the liabilities of any other series of PDF. Active Balanced Fund is divided into four classes designated Class A, Class B, Class C and Class Z. Each class of shares of Active Balanced Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service fees, which may affect performance,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

  Jennison Series Fund is authorized to issue 3 billion shares of common stock, divided into three series. Each Jennison Series Fund series is divided into four classes designated Class A, Class B, Class C and Class Z. There are 250 million authorized shares allocated to each of the four classes of shares in each series of Jennison Series Fund. Each class of shares will represent an interest in the same assets of the Portfolio and will be identical in all respects except that (i) each class will be subject to different sales charges and distribution and/or service fees (except for Class Z shares, which will not be subject to any sales charges and distribution and/or service fee), which may affect performance, (ii) each class will have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements and will have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class will have a different exchange privilege, (iv) only Class B shares will have a conversion feature and (v) Class Z shares will be offered exclusively for sale to a limited group of investors. In accordance with Jennison Series Fund's Articles of Incorporation and PDF's Declaration of Trust, each Board may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Jennison Series Fund may increase or decrease the number of authorized shares without shareholder approval. Shares of each Series, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of each Series under certain circumstances. Except for the conversion feature applicable to Class B shares (which convert to Class A shares after approximately seven years), there are no conversion, preemptive or other subscription rights. In the event of liquidation of either Series, each share thereof is entitled to its portion of that Series' assets after all of its debt and expenses have been paid. Neither Series' shares have cumulative voting rights for the election of Trustees/Directors.

INVESTMENT OBJECTIVES AND POLICIES

  Active Balanced Fund seeks to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments. The Portfolio has an identical investment objective and identical investment policies to those of Active Balanced Fund. For a discussion of these investment objectives and policies, see "Information About the Portfolio--Investment Objective and Policies" provided below.

CERTAIN DIFFERENCES BETWEEN THE SERIES

  The investment objective and the investment policies of the Portfolio will be identical to those of Active Balanced Fund, so the only difference between the Series is in their form of organization and the fact that the Portfolio currently has no assets. Active Balanced Fund is a series of a Delaware business trust and the Portfolio is a series of a Maryland corporation. See "The Proposed Transaction--Certain Comparative Information About Jennison Series Fund and PDF."

FEES AND EXPENSES
  MANAGEMENT FEES. PIFM, the manager of Active Balanced Fund, is compensated pursuant to a management agreement with PDF, at an annual rate of .60 of 1% of Active Balanced Fund's average daily net assets. PIFM, manager of the Portfolio, will be compensated pursuant to a management agreement with the Jennison Series Fund at the same rate.

  Under a subadvisory agreement between PIFM and Jennison Associates, Jennison Associates manages the portfolio securities of Active Balanced Fund and is compensated by PIFM at an annual rate of .30 of 1% of the average daily net assets of Active Balanced Fund up to and including $300 million and .25 of 1% of the average daily net assets in excess of $300 million. Under a subadvisory agreement between PIFM and Jennsion Associates, Jennison Associates will manage the portfolio securities of the Portfolio and will receive the same rate of compensation from PIFM as it currently receives for investment advisory services provided to the Active Balanced Fund. Under the terms of each subadvisory agreement, this fee is or will be computed daily and paid monthly. PIFM continues to have responsibility for all investment advisory services pursuant to its respective management agreements and supervises Jennison Associates' performance of its services.

  Pursuant to a separate subadvisory agreement between PIFM and The Prudential Investment Corporation (PIC), PIFM has retained PIC to provide investment subadvisory services to Active Balanced Fund with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of Active Balanced Fund. For these services, PIFM will reimburse PIC for reasonable costs and expenses incurred by PIC determined in a manner acceptable to PIFM. PIFM similarly intends to enter into a subadvisory agreement with PIC on behalf of the Portfolio under the same terms and to provide the same services to the Portfolio. PIC and Jennison Associates each are direct, wholly owned subsidiaries of Prudential.

  DISTRIBUTION FEES. Prudential Securities Incorporated (PSI or Prudential Securities), One Seaport Plaza, New York, New York 10292, serves or is to serve as the distributor of Class A, Class B, Class C and Class Z shares of Active Balanced Fund and the Portfolio. PSI is a wholly owned subsidiary of Prudential and a corporation organized under the laws of the State of Delaware. No distribution or service fees are paid by Active Balanced Fund's Class Z shares or will be paid to PSI by the Portfolio's Class Z shares. The offering of Class A, Class B and Class C shares of Active Balanced Fund commenced October 31, 1996.

  Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by PDF under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), PSI incurs the expenses of distributing Active Balanced Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of PSI and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with PSI, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of PSI and Prusec associated with the sale of Active Balanced Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, Active Balanced Fund is obligated to pay distribution and/or service fees to PSI as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If PSI's expenses exceed its distribution and service fees, Active Balanced Fund will not be obligated to pay any additional expenses. If PSI's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  Under the Class A Plan, Active Balanced Fund may pay PSI for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PSI has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998.

  Under the Class B and Class C Plans, Active Balanced Fund pays PSI for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to PSI of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. PSI also receives contingent deferred sales charges from certain redeeming shareholders.

  The Board of Jennison Series Fund has approved separate Distribution and Service Plans for Class A, Class B and Class C shares that will apply to the Portfolio, which are virtually identical to the Active Balanced Fund Plans. Similarly, the Jennison Series Fund distribution agreement is virtually identical to the Active Balanced Fund Distribution Agreement. PSI has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998.

  TRANSFER AGENCY FEES. Each Series, pursuant to a Transfer Agency and Service Agreement, pays or will pay Prudential Mutual Fund Services LLC (PMFS) an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PMFS also is reimbursed for its out-of-pocket expenses, including postage, stationery, printing, allocable communications expenses and other costs.

  OTHER EXPENSES. Each Series also pays or will pay certain other expenses in connection with its operation, including accounting, custodian, reports to shareholders, legal, audit and share registration expenses.

  EXPENSE RATIOS, FEE WAIVERS AND SUBSIDY. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of Active Balanced Fund and the Portfolio, respectively. Fee waivers and expense subsidies may increase a Series' yield and total return. Any fee waiver or subsidy may be terminated at any time without notice, after which a Series' expenses may increase and its yield and total return may be reduced. Apart from the agreement by PSI to limit its distribution-related fees payable under the Class A Plan to .25 of 1% for the fiscal year ending September 30, 1998, it is not anticipated that the Portfolio's expenses will be subject to any fee waiver or subsidy in the near future.

  For the fiscal year ended September 30, 1997, total expenses stated as a
percentage of average net assets of Active Balanced Fund were   % for Class Z
shares. For the period October 31, 1996 (commencement of investment operations) through September 30, 1997, annualized total expenses as a percentage of average net assets for Class A, Class B and Class C shares were
  %,   % and   %, respectively.

  The Portfolio has not yet commenced operations. Estimated total operating expenses for the Portfolio Class A, Class B, Class C and Class Z shares are
  %,   %,   % and   %, respectively, for the fiscal year ending September 30,
1998, as a percentage of average net assets.

  Each Series' shareholder transaction expenses are shown below. Note that they are the same for the same class of each Series. THERE WILL NOT BE ANY SHAREHOLDER TRANSACTION FEE PAYABLE IN CONNECTION WITH THE CONVERSION.

                                        ACTIVE BALANCED FUND AND THE PORTFOLIO
                         ------------------------------------------------------------------------------
                         CLASS A          CLASS B                        CLASS C                CLASS Z
                         SHARES           SHARES                          SHARES                 SHARES
                         ------- -------------------------        ----------------------        -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......    5%                    None                          None              None
 Maximum Sales Load
  Imposed on Reinvested
  Dividends.............  None                    None                          None              None
 Maximum Deferred Sales
  Load (as a percentage
  of original purchase    None         5% during the first year,       1% on redemptions made     None
  price or redemption                       decreasing by 1%             within one year of
  proceeds, whichever is                 annually to 1% in the               purchase.
  lower)................               fifth and sixth years and
                                         0% the seventh year.*
 Redemption Fees........  None                    None                          None              None
 Exchange Fee...........  None                    None                          None              None

--------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase.

  Set forth below are Active Balanced Fund's operating expenses for the fiscal year ended September 30, 1997.

ANNUAL FUND OPERATING     CLASS A SHARES CLASS B SHARES CLASS C SHARES CLASS Z SHARES
EXPENSES                  -------------- -------------- -------------- --------------
(as a percentage of av-
 erage net assets)
 Management Fees........       .65%            .65%           .65%           .65%
 12b-1 Fees (After Re-
  duction)..............       .25%+          1.00%          1.00%          None
 Other Expenses.........          %               %              %              %
                               ---            ----           ----           ----
 Total Fund Operating
  Expenses (After Reduc-
  tion).................          %               %              %              %
                               ===            ====           ====           ====

                                                           1     3     5    10
                                                          YEAR YEARS YEARS YEARS
EXAMPLE                                                   ---- ----- ----- -----
You would pay the following expenses on a $1,000 invest-
 ment, assuming (1) 5% annual return and (2) redemption
 at the end of each time period:
 Class A................................................   $     $     $     $
 Class B................................................   $     $     $     $
 Class C................................................   $     $     $     $
 Class Z................................................   $     $     $     $
You would pay the following expenses on the same invest-
 ment, assuming no redemption:
 Class A................................................   $     $     $     $
 Class B................................................   $     $     $     $
 Class C................................................   $     $     $     $
 Class Z................................................   $     $     $     $

--------
+ Although the Class A Distribution and Service Plan provides that the Series may pay a distribution fee of up to .30% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares so as not to exceed .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1998. Total Fund Operating Expenses would be % absent this limitation with respect to Class A shares.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Active Balanced Fund and the Portfolio will bear, whether directly or indirectly.

PURCHASE OF SHARES

  Investors may purchase shares of the Series through Prudential Securities, Prusec or directly from the Series, through PMFS. The purchase price is the net asset value (NAV) next determined following receipt of an order by PMFS or PSI plus a sales charge which, at the investor's option, may be imposed either
(i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors without any sales charge. No sales charges will be imposed in connection with the Conversion.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                               SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                                PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
     AMOUNT OF PURCHASE        OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
     ------------------        --------------- --------------- -----------------
     Less than $25,000........      5.00%           5.26%            4.75%
     $25,000 to $49,999.......      4.50            4.71             4.25
     $50,000 to $99,999.......      4.00            4.17             3.75
     $100,000 to $249,999.....      3.25            3.36             3.00
     $250,000 to $499,999.....      2.50            2.56             2.40
     $500,000 to $999,999.....      2.00            2.04             1.90
     $1,000,000 and above.....      None            None             None

  PSI may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933, as amended (Securities Act).

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), PIFM, PMFS or one of their affiliates will pay dealers, financial advisers and other persons that distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of each Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction.

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code) and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with PMFS or Prudential Securities and for which PMFS or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Series is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock used by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program. "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including each Series), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and
(iii) the financial adviser served as the client's broker on the previous purchase and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator. Investors must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of an investor's entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions.

CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). PSI will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of each Series to sell the Class B shares without an initial sales charge being deducted at the time of purchase. PSI anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, PSI will pay dealers, financial advisers and other persons that distribute Class C shares a commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

  Class Z shares are currently available for purchase by (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which either Fund is an available option (collectively, Benefit Plans), provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which either Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;
(v) current and former Directors/Trustees of the Prudential Mutual Funds (including either Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares. There are no sales charges associated with the purchase or redemption of Class Z shares.

REDEMPTIONS--HOW TO SELL YOUR SHARES

  Shares of each Series may be redeemed at any time for cash at the NAV next determined after the redemption request is received in proper form by PMFS or Prudential Securities. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below.

  Redemption of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the investor.

The CDSC will be imposed on any redemption which reduces the current value of the investor's Class B or Class C shares to an amount which is lower than the amount of all payments by the investor for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of an investor's shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by PSI.

  The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted. In addition, the CDSC will be waived on redemptions of shares held by a Trustee/Director of either Fund.

  An investor must notify PMFS either directly or through Prudential Securities or Prusec, at the time of redemption, that he or she is entitled to waiver of the CDSC and provide PMFS with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of the investor's entitlement.

  The CDSC will be waived on redemptions of Class C shares from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Series track amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in the investor's account (ii) multiplied by the total number of Class B shares purchased and then held in the investor's account. Each time any Eligible Shares in the investor's account convert to Class A shares, all shares or amounts representing Class B shares then in the investor's account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares. Since annual distribution related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, the investor may receive fewer Class A shares than Class B shares converted.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

EXCHANGE PRIVILEGES

  Shareholders of each Series have an exchange privilege with certain other mutual funds for which PIFM serves as manager or administrator (Prudential Mutual Funds), including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A, Class B, Class C and Class Z shares of each Series may be exchanged for Class A, Class B, Class C and Class Z shares, respectively, of another Prudential Mutual Fund on the basis of their relative net asset value. No sales charge will be imposed at the time of the exchange. Any CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in the money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc.

  A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  An exchange of shares of either Series for shares of another Prudential Mutual Fund is treated as a redemption of Series shares and purchase of the other fund's shares for tax purposes. Each Series' exchange privilege is not a right and may be suspended, modified or terminated at any time on sixty days' notice.

DIVIDENDS AND OTHER DISTRIBUTIONS

  The Portfolio expects to distribute and Active Balanced Fund currently distributes at least annually to its shareholders dividends from all of its net investment income and distributions of any net capital gains. Shareholders of Active Balanced Fund receive, and shareholders of the Portfolio will receive, dividends and other distributions in additional shares of the Series, unless shareholders elect in writing not less than five business days prior to the record date to receive dividends and other distributions in cash. Dividends paid by the Portfolio and Active Balanced Fund with respect to each class of its shares, to the extent any are paid, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of the Portfolio's or Active Balanced Fund's shares.

FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED CONVERSION

  PDF and Jennison Series Fund have received an opinion of Gardner, Carton & Douglas to the effect that the proposed Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code. Accordingly, no gain or loss will be recognized to either Series on the transfer to the Portfolio of all of Active Balanced Fund's assets and the assumption of all of its liabilities, if any, or to shareholders of Active Balanced Fund on their receipt of shares of the Portfolio. The tax basis for such shares to be received by an Active Balanced Fund shareholder will be the same as the shareholder's tax basis for the shares of Active Balanced Fund to be constructively surrendered in exchange therefor. In addition, the holding period of the Portfolio shares to be received by a shareholder pursuant to the Conversion will include the period during which the shares of Active Balanced Fund to be constructively surrendered in exchange therefor were held, provided the latter shares were held as capital assets by the shareholder on the date of the Conversion. See "The Proposed Transaction--Federal Income Tax Considerations" below.

                            PRINCIPAL RISK FACTORS

  Given that the Portfolio has an investment objective and investment policies that are identical to those of Active Balanced Fund, the risks of investing in the Portfolio will be the same as the risks associated with investing in Active Balanced Fund. A complete discussion of the risks attendant to an investment in the Portfolio, including the risks of investing in foreign securities, purchasing and selling derivatives and investing in non-investment grade securities, is provided below under "Information About the Portfolio-- Investment Objective and Policies."

                           THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION

  The terms and conditions under which the Conversion may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Prospectus and Proxy Statement.

  The Plan contemplates (i) the Portfolio acquiring all of the assets of Active Balanced Fund in exchange solely for Class A, Class B, Class C and Class Z shares of the Portfolio and the assumption by the Portfolio of all of Active Balanced Fund's liabilities, if any, as of the Closing Date, (ii) the constructive distribution on the Closing Date of such Class A, Class B, Class C and Class Z shares to the Class A, Class B, Class C and Class Z shareholders, respectively, of Active Balanced Fund and (iii) the termination of Active Balanced Fund.

  The assets of Active Balanced Fund to be acquired by the Portfolio shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Active Balanced Fund's books, and other property owned by Active Balanced Fund on the Closing Date. The Portfolio will assume from Active Balanced Fund all debts, liabilities, obligations and duties of whatever kind or nature. In exchange for the transfer by Active Balanced Fund of all those assets to the Portfolio and the assumption of all those liabilities, the latter will issue and deliver to Active Balanced Fund full and fractional shares equal in number to the number of full and fractional shares of Active Balanced Fund then outstanding.

  As soon as practicable after the Closing Date, Active Balanced Fund will distribute pro rata to its shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of the Portfolio received by Active Balanced Fund in exchange for such shareholders' shares of Active Balanced Fund. Such distribution will be accomplished by opening accounts on the books of the Portfolio in the names of the Active Balanced Fund shareholders and by transferring thereto Class A, Class B, Class C and Class Z shares of the Portfolio previously credited to the account of Active Balanced Fund on those books. Each shareholder account shall be credited with the respective pro rata number of the Portfolio Class A, Class B, Class C and Class Z shares due to the shareholder in whose name the account is established. Fractional shares of the Portfolio will be rounded to the third decimal place.

  Accordingly, every shareholder of Active Balanced Fund will own Class A, Class B, Class C and Class Z shares of the Portfolio immediately after the Conversion that, except for rounding, will be equal in number (and value) to the total number (and value) of that shareholder's full and fractional Class A, Class B, Class C and Class Z shares of Active Balanced Fund immediately prior to the Conversion. Thus, the Conversion will not result in a dilution of the value of any shareholder account.

  Any transfer taxes payable upon issuance of shares of the Portfolio in a name other than that of the registered holder of the shares constructively exchanged therefor shall be paid by the person to whom such Portfolio shares are to be issued, as a condition of such transfer.

  The consummation of the Conversion is subject to a number of conditions set forth in the Plan, some of which may be waived by either Board. The Plan may be terminated and the Conversion abandoned at any time prior to the Closing Date, before or after approval by the shareholders of Active Balanced Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would detrimentally affect the value of the Portfolio shares to be distributed.

REASONS FOR THE CONVERSION

  The Board of PDF, including a majority of the Independent Trustees, has determined that the interests of Active Balanced Fund shareholders will not be diluted as a result of the Conversion and that the Conversion is in the best interests of Active Balanced Fund. In addition, the Board of Jennison Series Fund, including a majority of the Independent Directors, has determined that the interests of Jennison Series Fund shareholders will not be diluted as a result of the Conversion and that the Conversion is in the best interests of Jennison Series Fund. Each Board is comprised of the same individuals.

  The reasons for the proposed Conversion are summarized above under "Synopsis--Reasons for the Proposed Conversion." The Boards of Jennison Series Fund and PDF based their decisions to approve the Plan on an inquiry into a number of factors, including the following:

    (1) the compatibility of the investment objectives, policies and restrictions of the Series;

    (2) the costs of the Conversion, which will be paid for by Active Balanced Fund;

    (3) the tax-free nature of the Conversion to each Series and its shareholders; and

    (4) the potential benefits to the shareholders of Active Balanced Fund.

  If the Plan is not approved by the Active Balanced Fund shareholders, the PDF Board may consider other appropriate action, such as a merger or other business combination with an investment company other than the Portfolio.

DESCRIPTION OF SECURITIES TO BE ISSUED

  Class A, Class B, Class C and Class Z shares of the Portfolio will be issued to Active Balanced Fund shareholders on the Closing Date. Jennison Series Fund is authorized to issue 3 billion shares of common stock, $.001 par value per share, divided into three series, Prudential Jennison Growth Fund, Prudential Jennison Growth & Income Fund and the Portfolio. The Portfolio is authorized to issue 250 million shares of Class A, Class B, Class C and Class Z common stock. Each Class A, Class B, Class C and Class Z share will represent an equal and proportionate interest in the same assets of the Portfolio. For further discussion of the Portfolio's shares, see "Synopsis--Structure of the Series" above.

FEDERAL INCOME TAX CONSIDERATIONS

  PDF and Jennison Series Fund have received an opinion from Gardner, Carton & Douglas, PDF's counsel, substantially to the effect that (1) the Conversion will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code, and each Series will be a "party to a reorganization" within the meaning of section 368(b) of the Internal Revenue Code; (2) an Active Balanced Fund shareholder will recognize no gain or loss on the constructive exchange of all of his or its shares of Active Balanced Fund solely for Class A, Class B, Class C and Class Z shares of the Portfolio pursuant to the Conversion (Internal Revenue Code section 354(a)(1)); (3) no gain or loss will be recognized to Active Balanced Fund on the transfer of its assets to the Portfolio in exchange solely for Class A, Class B, Class C and Class Z shares of the Portfolio and the assumption by the Portfolio of Active Balanced Fund's liabilities, if any, and the subsequent distribution of those shares to Active Balanced Fund's shareholders in complete liquidation thereof (Internal Revenue Code sections 361(a) and 357(a)); (4) no gain or loss will be recognized to the Portfolio on the acquisition of such assets in exchange solely for the Portfolio's Class A, Class B, Class C and Class Z shares and its assumption of Active Balanced Fund's liabilities, if any (Internal Revenue Code section 1032(a)); (5) the Portfolio's basis for the assets to be received pursuant to the Conversion will be the same as the basis thereof in Active Balanced Fund's hands immediately before the Conversion, and the Portfolio's holding period for those assets will include Active Balanced Fund's holding period therefor (Internal Revenue Code sections 362(b) and 1223(2)); (6) an Active Balanced Fund shareholder's basis for the Class A, Class B, Class C and Class Z shares of the Portfolio to be received by it pursuant to the Conversion will be the same as its basis for the Class A, Class B, Class C and Class Z shares of Active Balanced Fund to be constructively surrendered in exchange therefor (Internal Revenue Code section 358(a)(1)); (7) the holding period of the Class A, Class B, Class C and Class Z shares of the Portfolio to be received by a shareholder of Active Balanced Fund pursuant to the Conversion will include the period during which the Class A, Class B, Class C and Class Z shares of Active Balanced Fund to be constructively surrendered in exchange therefor were held, provided the latter shares were held as capital assets by the shareholder on the date of the exchange (Internal Revenue Code section 1223(1)); and (8) for purposes of section 381 of the Internal Revenue Code, the Portfolio will be treated as if there had been no Conversion.

  Shareholders of Active Balanced Fund should consult their tax advisers regarding the effect, if any, of the Conversion in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Conversion, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Conversion.

CERTAIN COMPARATIVE INFORMATION ABOUT JENNISON SERIES FUND AND PDF

  ORGANIZATION. Jennison Series Fund is a Maryland corporation, and the rights of its shareholders are governed by its Articles of Incorporation, its By-Laws and applicable Maryland law. PDF is a Delaware business trust, and the rights of its shareholders are governed by its Declaration of Trust, its By-Laws and applicable Delaware law.

  CAPITALIZATION. Jennison Series Fund is authorized to issue 3 billion shares of common stock, par value $.001 per share, divided into three series. The Portfolio's shares will be divided into four classes, designated Class A, Class B, Class C and Class Z, each consisting of 250 million authorized shares. PDF's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001 per share. Active Balanced Fund also offers four classes of shares, designated Class A, Class B, Class C and Class Z.

  In addition, the Board of Jennison Series Fund may authorize an increase in the number of authorized shares and each Board may reclassify unissued shares to authorize additional classes of shares having terms and rights determined by the respective Board without shareholder approval.

  SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither Series is required to hold annual meetings of its shareholders. Each Series is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director/Trustee when requested in writing to do so by the holders of at least 10% of the Series' outstanding shares entitled to vote. In addition, each Series is required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the Directors/Trustees holding office was elected by shareholders.

  Shareholders of PDF are entitled to vote on all matters submitted to a vote of its shareholders under its Declaration of Trust, which includes the power to vote (i) for the election or removal of Trustees as provided in the Declaration of Trust, and (ii) with respect to such additional matters relating to PDF as may be required by applicable law, the Declaration of Trust, its By-Laws or any registration of PDF with the SEC (or any successor agency) or any state, or as the Board may consider necessary or desirable. While PDF's Declaration of Trust does not specifically require a shareholder vote on the Conversion, PDF's Board has determined that such a vote is desirable. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote.

  Shareholders of the Portfolio are entitled to one vote for each share on all matters submitted to a vote of its shareholders under Maryland law. Approval of certain matters, such as an amendment to the Articles of Incorporation, merger, consolidation or transfer of all or substantially all assets, or a dissolution generally requires the affirmative vote of a majority of the votes entitled to be cast at a meeting at which a quorum is present (except as otherwise provided by statute).

   The Jennison Series Fund's By-Laws provide that the presence in person or by proxy of the holders of record of one-third of the shares of the Fund's common stock issued and outstanding and entitled to vote shall constitute a quorum at a shareholders' meeting, except as otherwise provided in the Articles of Incorporation. PDF's Declaration of Trust states that, except when a larger quorum is required by applicable law, by PDF's By-Laws or by the Declaration of Trust, forty percent (40%) of the shares entitled to vote at a shareholder meeting shall constitute a quorum for the transaction of business at a shareholders' meeting.

  SHAREHOLDER LIABILITY. Under Maryland law, shareholders of Jennison Series Fund have no personal liability as such for Jennison Series Fund's acts or obligations. Under Delaware law, Active Balanced Fund's shareholders similarly have no personal liability as such for Active Balanced Fund's act or obligations.

  LIABILITY AND INDEMNIFICATION OF DIRECTORS/TRUSTEES. Under Jennison Series Fund's Articles of Incorporation and Maryland law, a Director or officer of the Fund is not liable to Jennison Series Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent such exemption from liability or limitation thereof is not permitted by law, including the Investment Company Act. Generally, under PDF's Declaration of Trust and under Delaware law, no Trustee or officer of PDF shall be liable to Active Balanced Fund or its shareholders for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties and is not liable for errors of judgment or mistakes.

  Under the Investment Company Act, a Director/Trustee may not be protected against liability to a Series and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties. The staff of the SEC interprets the Investment Company Act to require additional limits on indemnification of Directors/Trustees and officers.

  The foregoing is only a summary of certain differences between PDF, its Declaration of Trust, its By-Laws and Delaware law, and Jennison Series Fund, its Articles of Incorporation, its By-Laws and Maryland law.

PRO FORMA CAPITALIZATION AND RATIOS

  The following table shows the capitalization of Active Balanced Fund at September 30, 1997. The Portfolio will have no assets at the time of Conversion. Accordingly, the capitalization of Active Balanced Fund is representative of the pro forma capitalization of the combined Series at that date.

                                                                ACTIVE BALANCED
                                                                     FUND
                                                                ---------------
Net Assets (000)
 Class A.......................................................    $
 Class B.......................................................    $
 Class C.......................................................    $
 Class Z.......................................................    $
Net Asset Value per share
 Class A.......................................................    $
 Class B.......................................................    $
 Class C.......................................................    $
 Class Z.......................................................    $
Shares Outstanding (000)
 Class A.......................................................
 Class B.......................................................
 Class C.......................................................
 Class Z.......................................................

  The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets of Active Balanced Fund for the fiscal year ended September 30, 1997 (as annualized in the case of Class A, Class B and Class C). The estimated ratio of expenses to average net assets and ratio of net investment income to average net assets of shares of the Portfolio for the fiscal year ending September 30, 1998 are estimated to be the same as those for the Active Balanced Fund, since no historical financial information yet exists for shares to be issued by the Portfolio.

                                                CLASS A CLASS B CLASS C CLASS Z
                                                ------- ------- ------- -------
Ratio of expenses to average net assets(a).....     %       %       %       %
Ratio of net investment income to average net
 assets(a).....................................     %       %       %       %

--------
(a) Investment operations for Class A, Class B and Class C commenced on October 31, 1996.

                        INFORMATION ABOUT THE PORTFOLIO

  SHARES OF THE PORTFOLIO WILL NOT BE OFFERED TO THE GENERAL PUBLIC UNTIL ON OR ABOUT JANUARY 23, 1998.

GENERAL

  Jennison Series Fund was incorporated in Maryland on August 10, 1995. Jennison Series Fund is an open-end, diversified, management investment company.

INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Portfolio is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments. There can be no assurance that the Portfolio will achieve its investment objective. As with an investment in any mutual fund, an investment in the Portfolio can decrease in value and you can lose money.

  The Portfolio investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act. The investment policies and practices of the Portfolio, however, are not fundamental. Portfolio policies that are not fundamental may be modified by the Board.

  Jennison Associates will use the following ranges as the normal operating parameters for the securities to be purchased by the Portfolio: (i) 40-75% of the total assets of the Portfolio will be invested in common stocks, preferred stocks and other equity-related securities; (ii) 25-60% of the total assets of the Portfolio will be invested in investment grade fixed income securities; and (iii) 0-35% of the total assets of the Portfolio will be invested in money market instruments. Within these parameters, at least 25% of the Portfolio's total assets will be invested in fixed income senior securities.

  The Portfolio's investments will be actively shifted among these asset classes in order to capitalize on intermediate term (i.e., 12 to 18 months) valuation opportunities and to maximize the Portfolio's total investment return. The equity component of the Portfolio will be invested in the common stocks, preferred stocks and other equity-related securities of companies that are expected to generate superior earnings growth or are attractively valued. The fixed income component of the Portfolio will be invested primarily in fixed income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P Ratings) (or the equivalent rating of another nationally recognized statistical rating organization (NRSRO)) or, if not rated, determined by Jennison Associates to be of comparable quality to securities so rated. However, the Portfolio also may invest up to 20% of the fixed income portion of its portfolio in securities rated Baa/BBB (or the equivalent rating of another NRSRO) or, if not rated, determined by Jennison Associates to be of comparable quality to securities so rated. The weighted average maturity of the fixed income component of the Portfolio will normally be between 5 and 25 years.

  Under normal market conditions at least 65% of the value of the Portfolio's total assets will be invested according to the above allocations. Within these allocations, the Portfolio's assets may be invested as follows: (i) up to 15% of the Portfolio's total assets, in common stocks, preferred stocks and other equity-related securities of foreign issuers; (ii) up to 20% of the Portfolio's total assets, in investment grade fixed income securities of foreign issuers; (iii) in mortgage-backed securities; (iv) in custodial receipts and asset-backed securities; and (v) in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

  In order to invest uncommitted cash balances, to maintain liquidity to meet redemptions, or for hedging or incidental return enhancement, the Portfolio may: (i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; (ii) lend its portfolio securities; (iii) purchase and sell put and call options on securities, stock indices and interest rate indices; (iv) purchase and sell futures contracts on stock indices and interest rate indices and options thereon and (v) purchase and sell futures contracts on securities.

  The Portfolio also may: (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and (iii) purchase and sell put and call options on currencies and on foreign currency futures contracts, in each case to attempt to reduce risks associated with currency fluctuations.

  The Portfolio reserves the right as a defensive measure to hold temporarily other types of securities without limit, including high quality commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of Jennison Associates, prevailing market, economic or political conditions warrant. The Portfolio may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs. See "Other Investment Practices" below.

  EQUITY-RELATED SECURITIES. The Portfolio may invest in equity-related securities. Equity-related securities are common stocks, preferred stocks, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stocks or preferred stocks. See "Convertible Securities, Warrants and Rights" below.

  CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS. A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. See "Risks and Special Considerations--Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below.

  In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. The Portfolio may invest in these types of convertible securities.

  U.S. GOVERNMENT SECURITIES. The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

  CORPORATE AND OTHER DEBT OBLIGATIONS. The Portfolio may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including convertible securities and money market instruments. See "Money Market Instruments" below. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's (currently Aaa, Aa, A and Baa for bonds), or S&P Ratings (currently AAA, AA, A and BBB for bonds), or by another NRSRO, or in unrated securities which are of equivalent quality in the opinion of Jennison Associates. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest.

  NON-INVESTMENT GRADE FIXED INCOME SECURITIES. Up to 5% of the total assets of the Portfolio may be invested in non-investment grade fixed income securities, including convertible securities. See "Convertible Securities, Warrants and Rights" below. Non-investment grade fixed income securities (those rated below Baa by Moody's or BBB by S&P Ratings or comparably rated by another NRSRO or unrated securities determined by Jennison Associates to be of comparable quality) have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because these securities have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for these securities and adversely affect the value of these securities and the ability of issuers to repay principal and interest. See "Risks and Special Considerations--Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below.

  SECURITIES OF FOREIGN ISSUERS. The Portfolio may invest a portion of its assets in equity securities and fixed income securities of foreign issuers (denominated in either U.S. or foreign currency). The Portfolio may purchase American Depositary Receipts (ADRs), which are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:
(i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

  CUSTODIAL RECEIPTS. The Portfolio may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities but are not U.S. Government securities and are neither insured nor guaranteed by the U.S. Government.

  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S Government, or guaranteed by agencies or instrumentalities of the U.S. Government. Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Mortgage-backed securities include collateralized mortgage obligations
(CMOs), which are obligations fully collateralized by the portfolio of mortgaged or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMO as they are received, although certain classes of CMOs have priority over others for receipt of mortgage prepayments. Typically, CMOs are collateralized by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC) Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (referred to below as Underlying Assets).

  CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC).

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Underlying Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Underlying Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance compared to prevailing market yields on mortgage-backed securities.

  Unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Portfolio to a lower rate of return upon reinvestment of principal. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

  ASSET-BACKED SECURITIES. The Portfolio may purchase asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans, or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed-through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance, or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

  Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

  Unlike traditional fixed income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Portfolio may invest in other asset-backed securities that may be developed in the future.

  Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

  MONEY MARKET INVESTMENTS. The Portfolio may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Portfolio may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Portfolio otherwise invests in money market instruments, it is subject to the limitations described above.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE PORTFOLIO ALSO MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE PORTFOLIO, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, forward currency exchange contracts and futures contracts and options thereon. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. The Portfolio may purchase and sell put and call options on any securities in which it may invest or options on any securities index based on securities in which the Portfolio may invest. These options are traded on U.S. or foreign securities exchanges or in the over-the-counter market to hedge its portfolio.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES, SECURITIES IN THE INDEX OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio as the writer of a put option might, therefore, be obligated to purchase underlying securities or currency for more than their current market price.

  THE PORTFOLIO WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Portfolio is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Portfolio's losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, the Portfolio's losses are potentially unlimited. There is no limitation on the amount of options the Portfolio may write.

  The Portfolio normally would purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying portfolio securities. The Portfolio ordinarily would realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Portfolio would realize a loss on the purchase of the put option. The Portfolio also may write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value.

  The Portfolio may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by the Portfolio or against an increase in the market value of the type of securities in which the Portfolio may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Portfolio is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Portfolio's investments generally will not match the composition of the index.

  FUTURES CONTRACTS AND OPTIONS THEREON. THE PORTFOLIO MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE PORTFOLIO, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on securities, securities indices, interest rate indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Portfolio may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

  The Portfolio may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Portfolio's total assets. The Portfolio may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Portfolio's portfolio.

  Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If the Portfolio does not hold the security or currency underlying the futures contract, the Portfolio will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Portfolio's obligations with respect to such futures contracts.

  THE PORTFOLIO'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movement in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Portfolio. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Portfolio's ability to purchase or sell certain futures contracts or related options on any particular day.

  The Portfolio's ability to enter into futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

 Risks of Hedging and Return Enhancement Strategies

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE PORTFOLIO WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. The Portfolio, and thus investors, may lose money through any unsuccessful use of these strategies. If Jennison Associates' prediction of movements in the direction of the securities markets or foreign currency or interest rates is inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on Jennison Associates' ability to predict correctly movements in the direction of interest rates, currency markets, specific securities being hedged or the movement in stock indices;
(2) imperfect correlation between the price of options and futures and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions.

  The Portfolio will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Portfolio will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge its portfolio. There is also the risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or related option.

 Forward Foreign Currency Exchange Contracts

  A FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INVOLVES AN OBLIGATION TO PURCHASE OR SELL A SPECIFIC CURRENCY AT A FUTURE DATE, WHICH MAY BE ANY FIXED NUMBER OF DAYS FROM THE DATE OF THE CONTRACT AGREED UPON BY THE PARTIES, AT A PRICE SET AT THE TIME OF THE CONTRACT. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

  THE PORTFOLIO'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. When the Portfolio invests in foreign securities, it may enter into forward contracts in several circumstances to protect the value of its assets. The Portfolio may not use forward contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts in order to generate income, although the use of such contracts may incidentally generate income. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Portfolio expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Portfolio may enter into, the Portfolio may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.

OTHER INVESTMENT PRACTICES

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Portfolio at a mutually agreed-upon time and price. The period of maturity usually is quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the security. The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Portfolio will require additional collateral. In the event of bankruptcy or default of certain sellers of repurchase agreements, the Portfolio could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period. The Portfolio may participate in a joint repurchase account managed by PIFM.

  SEGREGATED ACCOUNTS. The Portfolio will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions including forward contracts, when-issued and delayed-delivery securities, repurchase and reverse repurchase agreements, forward rolls, dollar rolls, futures contracts, written options and options on futures contracts (unless otherwise covered). The assets deposited in the segregated account will be marked-to-market daily.

  FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may commit up to 20% of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the Portfolio sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Portfolio forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

  Reverse repurchase agreements involve sales by the Portfolio of portfolio securities to a financial institution concurrently with an agreement by the Portfolio to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

  Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Portfolio with the proceeds of the initial sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowings" below. The Portfolio expects that under normal conditions most of the borrowings of the Portfolio will consist of such investment techniques rather than bank borrowings.

  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed-delivery basis. When-issued and delayed-delivery securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or increases in value and there is a failure to deliver the security.

  LIQUIDITY PUTS. The Portfolio may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "liquidity put" or a "tender option bond."

  ILLIQUID SECURITIES. The Portfolio may hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio's investment in restricted securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities) could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. Jennison Associates will monitor the liquidity of such restricted securities under the supervision of the Board. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as "cover" as "liquid." The Portfolio also will treat non-U.S. Government stripped mortgage-related interest-only and principal-only securities as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.

  SECURITIES LENDING. The Portfolio may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains equivalent collateral or secures a letter of credit in favor of the Portfolio in an amount equal to at least 100% of the market value of the securities loaned which is maintained in a segregated account pursuant to applicable regulations. During the time the Portfolio's securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and the Portfolio may invest any cash collateral it receives and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio may lend up to 30% of the value of its total assets.

  BORROWING. The Portfolio may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements an amount equal to no more than 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. The Portfolio only will borrow when there is an expectation that doing so will benefit the Portfolio after taking into account considerations such as interest income and possible losses upon liquidation of assets pledged to secure such borrowing. Borrowing by the Portfolio creates an opportunity for increased net income but at the same time creates risks, including the fact that leverage may exaggerate the rate of change in the net asset value of the Portfolio's shares and in the yield on the Portfolio.

RISKS AND SPECIAL CONSIDERATIONS

  RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES. Foreign securities involve certain risks, which should be considered carefully by an investor in the Portfolio. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possible imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

  Additional costs could be incurred in connection with the Portfolio's international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

  If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Portfolio may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio.

  RISK FACTORS RELATING TO INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE (JUNK BONDS). The Portfolio may invest up to 5% of its total assets in non-investment grade debt securities, including convertible securities. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Portfolio.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices realized in calculating the Portfolio's net asset value.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of its portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

  From time to time, federal laws have been enacted which have required the divestiture by companies of their investments in high yield bonds and have limited the deductibility of interest by certain corporate issuers of high yield bonds. These types of laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. There is currently no legislation pending that would adversely impact the market for junk bonds. However, there can be no assurance that such legislation will not be proposed or enacted in the future.

BOARD OF DIRECTORS

  Jennison Series Fund has a Board that, in addition to overseeing the actions of the Portfolio's manager, subadvisers and distributor, as set forth below, decides upon matters of general policy. The Portfolio's manager conducts and supervises the daily business operations of the Portfolio. The Portfolio's subadvisers furnish daily investment advisory services.

MANAGER AND PORTFOLIO MANAGER

 Manager

  PIFM, GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077, WILL BE THE MANAGER OF THE PORTFOLIO AND WILL BE COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .65 OF 1% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS. It was established as a New York limited liability company in 1996.

  As of September 30, 1997, PIFM served as the manager or administrator to open-end investment companies, constituting all of the Prudential Mutual
Funds, and as manager or administrator to        closed- end investment
companies, with aggregate assets of approximately $   billion.

  UNDER A PROPOSED MANAGEMENT AGREEMENT WITH JENNISON SERIES FUND, PIFM WILL MANAGE THE INVESTMENT OPERATIONS OF THE PORTFOLIO AND ALSO WILL ADMINISTER ITS CORPORATE AFFAIRS.

 Subadvisers

  PURSUANT TO A PROPOSED SUBADVISORY AGREEMENT WITH PIFM, JENNISON ASSOCIATES WILL FURNISH INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE PORTFOLIO AND WILL BE COMPENSATED BY PIFM FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $300 MILLION AND .25 OF 1% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $300 MILLION.

  Under the Subadvisory Agreement, Jennison Associates, subject to the supervision of PIFM, is responsible for managing the assets of the Portfolio in accordance with its investment objective, investment program and policies. Jennison Associates determines what securities and other instruments are purchased and sold for the Portfolio and is responsible for obtaining and evaluating financial data relevant to the Portfolio.

  Bradley Goldberg has been the portfolio manager and Peter Reinemann and G. Todd Silva have been associate portfolio managers of the Active Balanced Fund. Mr. Goldberg is an Executive Vice President of Jennison Associates, and is responsible for the day-to-day management of the Active Balanced Fund. Mr. Goldberg has managed the Active Balanced Fund since its inception in January 1993 and has been employed as portfolio manager at Jennison Associates since 1974. Mr. Goldberg also serves as the portfolio manager of the Prudential Jennison Growth & Income Fund, a series of the Jennison Series Fund. Mr. Reinemann, a Senior Vice President and Director, joined Jennison Associates in 1992 as an associate portfolio manager. Prior to that time, he served as a Vice President at Paribas Asset Management, Inc. Mr. Silva, a Senior Vice President of Jennison Associates, joined Jennison Associates in June 1996. He was previously a Vice President and assistant portfolio manager in the Growth & Income Group at Scudder, Stevens & Clark Inc. and an equity analyst at Putnam Investments. Mr. Reinemann and Mr. Silva are also Associate Portfolio Managers of the Prudential Jennison Growth & Income Fund. If the Conversion is completed, Messrs. Goldberg, Reinemann and Silva will continue to be responsible for managing the investments of the Portfolio.

  Pursuant to a subadvisory agreement with PIFM, PIC will provide investment advisory services to the Portfolio with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the

Portfolio. For these services, PIFM will reimburse PIC for reasonable costs and expenses incurred by PIC determined in a manner acceptable to PIMF. PIC and Jennison Associates are direct, wholly owned subsidiaries of Prudential.

FEE WAIVERS AND SUBSIDY

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Portfolio. Fee waivers and expense subsidies may increase the Portfolio's total return.

PORTFOLIO TRANSACTIONS

  PSI may act as a broker or futures commission merchant for the Portfolio provided that the commissions, fees or other remuneration it receives are fair and reasonable.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, will serve as custodian for the Portfolio's portfolio securities and cash and, in that capacity, will maintain certain financial and accounting books and records pursuant to an agreement with the Portfolio. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  PMFS, Raritan Plaza One, Edison, New Jersey 08837, will serve as Transfer Agent and Dividend Disbursing Agent and in those capacities will maintain certain books and records for the Fund. PMFS is a wholly owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

PERFORMANCE

  As of the date hereof, the Portfolio has not commenced operations.

JENNISON SERIES FUND SHARES

  JENNISON SERIES FUND IS AUTHORIZED TO ISSUE 3 BILLION SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, WHICH CURRENTLY ARE DIVIDED INTO THREE PORTFOLIOS OR SERIES, EACH OF WHICH CONSISTS OF 1 BILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, EACH CONSISTING OF 250 MILLION AUTHORIZED SHARES. ONLY SHARES OF THE PORTFOLIO ARE OFFERED HEREBY. Each class of common stock represents an interest in the same assets of the Portfolio and is identical in all respects except that (i) each class will be subject to different sales charges and distribution and/or service fees (with the exception of Class Z shares, which will not be subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class will have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and will have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class will have a different exchange privilege, (iv) only Class B shares will have a conversion feature and (v) Class Z shares will be offered exclusively for sale to a limited group of investors. In accordance with Jennison Series Fund's Articles of Incorporation, the Board may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Portfolio, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of the Portfolio under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Portfolio is entitled to its portion of all of the Portfolio's assets after all debt and expenses of the Portfolio have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders whose shares are not subject to any distribution and/or service fees. The Portfolio's shares do not have cumulative voting rights for the election of Directors.

  JENNISON SERIES FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. JENNISON SERIES FUND WILL NOT BE REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF JENNISON SERIES FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

TAXATION OF THE PORTFOLIO

  THE PORTFOLIO INTENDS TO QUALIFY FOR TREATMENT AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. BY DOING SO, THE PORTFOLIO WILL NOT BE SUBJECT TO FEDERAL INCOME TAX ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

  Under the Internal Revenue Code, special rules apply to the treatment of certain options, futures and forward contracts (Section 1256 contracts). At the end of each year, such investments held by the Portfolio will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

TAXATION OF SHAREHOLDERS

  Any dividends out of net taxable investment income, together with distributions of net short-term capital gain (i.e., the excess of short-term capital gains over short-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable to them as long-term capital gains, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders is currently 28% and for securities held more than 18 months is 20%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Jennison Series Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

WITHHOLDING TAXES

  Under U.S. Treasury regulations, the Portfolio will be required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND OTHER DISTRIBUTIONS

  THE PORTFOLIO EXPECTS TO DISTRIBUTE ANNUALLY TO ITS SHAREHOLDERS ALL OF ITS NET INVESTMENT INCOME AND ANY NET CAPITAL GAINS. Dividends paid by the Portfolio with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount per share for each class of shares.

  DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE PAID IN ADDITIONAL PORTFOLIO SHARES BASED ON THE NET ASSET VALUE OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS JENNISON SERIES FUND'S BOARD MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND OTHER DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Portfolio will notify each shareholder after the close of the Portfolio's taxable year both of the dollar amount and the taxable status of that year's dividends and other distributions on a per share basis. If you hold shares through PSI, you should contact your financial adviser to elect to receive dividends and other distributions in cash.

  IF YOU BUY SHARES ON OR PRIOR TO THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE PORTFOLIO.

PURCHASES OF SECURITIES BEING OFFERED

  SHARES OF THE PORTFOLIO WILL NOT BE OFFERED TO THE GENERAL PUBLIC UNTIL ON OR ABOUT JANUARY 23, 1998.

  INVESTORS MAY PURCHASE SHARES OF THE PORTFOLIO THROUGH PSI, PRUSEC OR DIRECTLY FROM JENNISON SERIES FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC, ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The offering price per share will be the net asset value next determined following receipt of an order by PMFS or PSI plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares will be offered to a limited group of investors at net asset value without any sales charge.

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50.

  Application forms can be obtained from PMFS, PSI or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through PSI will not receive stock certificates.

  The Portfolio reserves the right to reject any purchase order (including an exchange into the Portfolio) or to suspend or modify the continuous offering of its shares.

  Your dealer is responsible for forwarding payment promptly to the Portfolio. PSI reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Portfolio shares may be subject to postage and handling charges imposed by your dealer.

  For an initial purchase of shares of the Portfolio by wire through PSI, Prusec or directly through the Portfolio's transfer agent, PMFS, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Jennison Series Fund, Inc. (Prudential Jennison Active Balanced Fund), specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative.

  If you arrange for receipt by State Street of federal funds prior to the calculation of net asset value (4:15 P.M., New York time), on a business day, you may purchase shares of the Portfolio as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Jennison Series Fund, Inc. (Prudential Jennison Active Balanced Fund), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

REDEMPTIONS

  YOU CAN REDEEM SHARES OF THE PORTFOLIO AT ANY TIME FOR CASH AT THE NET ASSET VALUE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY PMFS OR PSI.

  IF YOU HOLD SHARES OF THE PORTFOLIO THROUGH PSI, YOU MUST REDEEM YOUR SHARES THROUGH PSI. PLEASE CONTACT YOUR PSI FINANCIAL ADVISER.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY PMFS IN ORDER FOR THE REDEMPTION REQUEST TO BE

PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO PMFS MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Portfolio in care of Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on PMFS's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. PMFS reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in PMFS's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. If you hold shares through PSI, payment for shares presented for redemption will be credited to your PSI account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE PORTFOLIO OR PMFS HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY PMFS. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Jennison Series Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Jennison Series Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which Jennison Series Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of Jennison Series Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Portfolio, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Portfolio will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

EXCHANGES

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO PMFS AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call Jennison Series Fund at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER JENNISON SERIES FUND, THE PORTFOLIO OR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative net asset value of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PSI OR THROUGH A DEALER WHICH HAS ENTERED INTO A SELECTED DEALER AGREEMENT WITH PSI, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR FINANCIAL ADVISER.

  You also may exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PMFS AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Portfolio is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  Jennison Series Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of Jennison Associates to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

NET ASSET VALUE

  THE PORTFOLIO'S NET ASSET VALUE PER SHARE WILL BE DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS, AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NET ASSET VALUE WILL BE CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency will be converted to U.S. dollar equivalents. THE BOARD OF JENNISON SERIES FUND HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE PORTFOLIO'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities will be valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Portfolio's Board.

  The Portfolio will compute its net asset value once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by Jennison Series Fund or days on which changes in the value of the Portfolio's portfolio securities do not materially affect the net asset value.

                    INFORMATION ABOUT ACTIVE BALANCED FUND

FINANCIAL INFORMATION

                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)

  The following financial highlights for Class A, Class B, Class C and Class Z shares for the periods ended September 30, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The financial highlights for the year ended September 30, 1996 and preceding periods have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of beneficial interest, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information has been determined based on data contained in the financial statements. The highlights presented below also are representative of the combined Series because, at the time of the Conversion, the combined Series will consist only of the assets of the Active Balanced Fund.

                              CLASS A        CLASS B        CLASS C
                           -------------  -------------  -------------
                            OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                              1996(E)        1996(E)        1996(E)
                              THROUGH        THROUGH        THROUGH
                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                               1997           1997           1997
                           -------------  -------------  -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....     $13.40         $13.40         $13.40
                              ------         ------         ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income....
Net realized and
 unrealized gain (loss)
 on investment
 transactions............
                              ------         ------         ------
 Total from investment
  operations.............
                              ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net
 investment income.......
Distributions from net
 realized gains..........
                              ------         ------         ------
 Total distributions.....
                              ------         ------         ------
Net asset value, end of
 period..................     $              $              $
                              ======         ======         ======
TOTAL RETURN(D):.........           %              %              %
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................     $              $              $
Average net assets (000).     $              $              $
Ratios to average net
 assets:(b)
 Expenses, including
  distribution fees......           %(c)           %(c)           %(c)
 Expenses, excluding
  distribution fees......           %(c)           %(c)           %(c)
 Net investment income...           %(c)           %(c)           %(c)
Portfolio turnover rate..           %              %              %
Average commission rate
 paid per share..........     $              $              $
                                              CLASS Z
                           ---------------------------------------------------------------
                                      YEAR ENDED SEPTEMBER 30,
                                      -------------------------------------
                                                                             JANUARY 4,
                                                                               1993(A)
                                                                               THROUGH
                                                                            SEPTEMBER 30,
                            1997        1996         1995        1994           1993
                           ---------- ------------ ------------ ----------- --------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $13.01     $  12.46     $  10.92     $ 11.05        $ 10.00
                           ---------- ------------ ------------ ----------- --------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income....                  .29 (b)      .33 (b)     .24 (b)        .21 (b)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............                  .81         1.54        (.12)           .84
                           ---------- ------------ ------------ ----------- --------------
 Total from investment
  operations.............                 1.10         1.87         .12           1.05
                           ---------- ------------ ------------ ----------- --------------
LESS DISTRIBUTIONS:
Dividends from net
 investment income.......                 (.37)        (.29)       (.14)           --
Distributions from net
 realized gains..........                 (.18)        (.04)       (.11)           --
                           ---------- ------------ ------------ ----------- --------------
 Total distributions.....                 (.55)        (.33)       (.25)           --
                           ---------- ------------ ------------ ----------- --------------
Net asset value, end of
 period..................  $          $  13.01     $  12.46     $ 10.92        $ 11.05
                           ========== ============ ============ =========== ==============
TOTAL RETURN(D):.........        %        9.11%       17.66%       1.07%         10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $          $153,588     $133,352     $81,176        $38,786
Average net assets (000).  $          $142,026     $104,821     $58,992        $12,815
Ratios to average net
 assets:(b)
 Expenses, including
  distribution fees......        %(c)     1.00%        1.00%       1.00%          1.00%(c)
 Expenses, excluding
  distribution fees......        %(c)      N/A          N/A         N/A            N/A
 Net investment income...        %(c)     3.09%        3.53%       3.06%          2.68%(c)
Portfolio turnover rate..        %          51%          30%         40%            47%
Average commission rate
 paid per share..........  $          $  .0654          N/A         N/A            N/A

-------
(a)Commencement of investment operations.
(b)Net of expense subsidy.
(c)Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(e) Commencement of offering of Class A, B and C shares.

GENERAL

  For a discussion of the organization, classification and sub-classification of Active Balanced Fund, see "General Information" and "Fund Highlights" in the Active Balanced Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

  For a discussion of Active Balanced Fund's investment objective and policies and of risk factors associated with an investment in Active Balanced Fund, see "How the Fund Invests" in the Active Balanced Fund Prospectus.

BOARD OF TRUSTEES

  For a discussion of the responsibilities of PDF's Board, see "How the Fund is Managed " in the Active Balanced Fund Prospectus.

MANAGER AND PORTFOLIO MANAGER

  For a discussion of Active Balanced Fund's Manager and subadvisers and Active Balanced Fund's portfolio manager, see "How the Fund is Managed" in the Active Balanced Fund Prospectus.

PORTFOLIO TRANSACTIONS

  For a discussion of Active Balanced Fund's policy with respect to brokerage, see "How the Fund is Managed--Portfolio Transactions" in the Active Balanced Fund Prospectus.

PERFORMANCE

  For a discussion of Active Balanced Fund's performance during the fiscal year ended September 30, 1997, see the annual report enclosed herewith.

ACTIVE BALANCED FUND SHARES

  For a discussion of Active Balanced Fund shares, including voting and exchange rights and how the shares may be purchased and redeemed, see "General Information," "Shareholder Guide" and "How the Fund is Managed " in the Active Balanced Fund Prospectus.

NET ASSET VALUE

  For a discussion of how the offering price of Active Balanced Fund shares is determined, see "How the Fund Values its Shares" in the Active Balanced Fund Prospectus.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

  For a discussion of Active Balanced Fund's policy with respect to dividends and other distributions and the tax consequences of an investment in its shares, see "Taxes, Dividends and Distributions" in the Active Balanced Fund Prospectus.

                                 MISCELLANEOUS

ADDITIONAL INFORMATION

  Both PDF and Jennison Series Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information with the SEC. Reports and other information filed by PDF and Jennison Series Fund can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

LEGAL MATTERS

  The validity of shares of the Portfolio to be issued pursuant to the Plan will be passed upon by Piper & Marbury, L.L.P., Baltimore, Maryland, special counsel to the Jennison Series Fund.

EXPERTS

  The audited financial statements of Active Balanced Fund, incorporated by reference herein or in the Statement of Additional Information, have been audited by Price Waterhouse LLP, independent accountants, or Deloitte & Touche LLP, independent auditors, to the extent indicated in their respective report thereon which is included in Active Balanced Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1997. The financial statements audited by Price Waterhouse LLP or Deloitte & Touche LLP have been incorporated by reference herein or in the Statement of Additional Information in reliance on their respective reports given as experts in auditing and accounting.

                              VOTING INFORMATION

  Forty percent of the shares of Active Balanced Fund outstanding on November 7, 1997, represented in person or by proxy, must be present for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote for the proposed adjournment, unless directed to disapprove the proposal, in which case such shares will be voted against the proposed adjournment. Any questions as to an adjournment of the Meeting will be voted on by the persons named in the enclosed Proxy in the same manner that the Proxies are instructed to be voted. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on a proxy, the shares represented thereby will be voted for the proposal. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of PDF or by attendance at the Meeting. If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority of the votes cast on such matters, will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters.

  Approval of the Plan requires the vote of a "majority of the outstanding voting securities" of Active Balanced Fund, as defined in the Investment Company Act, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.

  The close of business on November 7, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at,
the Meeting. On that date, Active Balanced Fund had            shares
outstanding and entitled to vote. Each outstanding full share of Active Balanced Fund will be entitled to one vote at the Meeting, and each outstanding fractional share of Active Balanced Fund will be entitled to a proportionate fractional part of one vote. As of November 7, 1997, the Trustees and officers of PDF, as a group, owned less than 1% of the outstanding shares of Active Balanced Fund and the Directors and officers of Jennison Series Fund, as a group, owned less than 1% of the outstanding shares of the Portfolio. As of November 7, 1997, the following shareholders owned beneficially or of record 5% or more of Active Balanced Fund's outstanding shares: [to come] Prudential intends to vote any shares for which it has direct voting authority FOR the proposed Conversion.

  The expenses of the Conversion and the solicitation of proxies will be borne by Active Balanced Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to the shareholders of the Active Balanced Fund. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or oral communication by regular employees of PIFM and its affiliates. This cost also will be borne by Active Balanced Fund.

                                 OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders of Active Balanced Fund arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of Active Balanced Fund, taking into account all relevant circumstances.

                            SHAREHOLDERS' PROPOSALS

  Any Active Balanced Fund shareholder proposal intended to be presented at any subsequent meeting of the shareholders of Active Balanced Fund must be received by PDF a reasonable time before the Board's solicitation relating to such meeting is made in order to be included in Active Balanced Fund's Proxy Statement and form of Proxy relating to that meeting. In the event that the Plan is approved at this Meeting, it is not expected that there will be any future shareholder meetings of Active Balanced Fund.

  It is the present intent of the Boards of PDF and Jennison Series Fund not to hold annual meetings of shareholders unless the election of Directors/Trustees is required under the Investment Company Act nor hold special meetings of shareholders unless required by the Investment Company Act or state law.

                                                S. Jane Rose
                                                 Secretary

Dated: November   , 1997

                                  APPENDIX A

           FORM OF AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION

  This AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION (Agreement) is made as of this 15th day of October, 1997, between Prudential Jennison Series Fund, Inc., a Maryland corporation (Jennison Series Fund), on behalf of Prudential Jennison Active Balanced Fund, a segregated portfolio of assets (series) thereof (Jennison Active Balanced Fund), and Prudential Dryden Fund, a Delaware business trust (PDF), on behalf of its Prudential Active Balanced Fund series (Prudential Active Balanced Fund). (Jennison Active Balanced Fund and Prudential Active Balanced Fund are sometimes referred to herein individually as a Fund and collectively as the Funds, and Jennison Series Fund and PDF are sometimes referred to herein individually as an Investment Company and collectively as the Investment Companies. All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Jennison Series Fund on behalf of Jennison Active Balanced Fund and by PDF on behalf of Prudential Active Balanced Fund.)

  Prudential Active Balanced Fund intends to change its identity, form, and place of organization--by converting from a series of a Delaware business trust to a series of a Maryland corporation--through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (Code). Prudential Active Balanced Fund desires to accomplish such conversion by transferring all of its assets to Jennison Active Balanced Fund (which has been established solely for the purpose of acquiring such assets and continuing Prudential Active Balanced Fund's business) in exchange solely for voting shares of Class A, Class B, Class C and Class Z common stock in Jennison Active Balanced Fund (Jennison Active Balanced Fund Shares) and Jennison Active Balanced Fund's assumption of Prudential Active Balanced Fund's liabilities, followed by the constructive distribution of the Jennison Active Balanced Fund Shares pro rata to the holders of Class A, Class B, Class C and Class Z shares of beneficial interest in Prudential Active Balanced Fund (Prudential Active Balanced Fund Shares) in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes) (all such transactions being herein referred to as the Reorganization).

  In consideration of the mutual promises herein contained, the parties agree as follows:

1.PLAN OF CONVERSION AND LIQUIDATION.

  1.1. Prudential Active Balanced Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (Assets) to Jennison Active Balanced Fund. Jennison Active Balanced Fund agrees in exchange therefor (a) to issue and deliver to Prudential Active Balanced Fund full and fractional Jennison Active Balanced Fund Shares, equal in number to the number of full and fractional Prudential Active Balanced Fund Shares then outstanding, and (b) to assume all of Prudential Active Balanced Fund's liabilities described in paragraph 1.3 (Liabilities). Such transactions shall take place at the Closing (as defined in paragraph 2.1).

  1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Prudential Active Balanced Fund's books, and other property owned by Prudential Active Balanced Fund at the Effective Time (as defined in paragraph 2.1).

  1.3. The Liabilities shall include all of Prudential Active Balanced Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

  1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the Jennison Active Balanced Fund Shares issued pursuant to paragraph 4.7 shall be redeemed by Jennison Active Balanced Fund at net asset value and (b) Prudential Active Balanced Fund shall constructively distribute the Jennison Active Balanced Fund Shares received by it pursuant to paragraph
1.1 to Prudential Active Balanced Fund's shareholders of record, determined as of the Effective Time (collectively Shareholders and each individually a Shareholder), in exchange for their Prudential Active Balanced Fund Shares. Such distribution shall be accomplished by Jennison Series Fund's transfer agent (Transfer Agent) opening an account on Jennison Active Balanced Fund's share transfer books in each Shareholder's name and crediting thereto the respective pro rata number of full and fractional (rounded to the third decimal place) Jennison Active Balanced Fund Shares due that Shareholder. All outstanding Prudential Active Balanced Fund Shares shall simultaneously be canceled on Prudential Active Balanced Fund's share transfer books. Jennison Active Balanced Fund shall not issue certificates representing the Jennison Active Balanced Fund Shares in connection with the Reorganization.

  1.5. As soon as reasonably practicable after distribution of the Jennison Active Balanced Fund Shares pursuant to paragraph 1.4, Prudential Active Balanced Fund shall be terminated as a series of PDF and any further actions shall be taken in connection therewith as required by applicable law.

  1.6. Any transfer taxes payable upon issuance of Jennison Active Balanced Fund Shares in a name other than that of the registered holder on Prudential Active Balanced Fund's books of the Prudential Active Balanced Fund Shares constructively exchanged therefor shall be paid by the person to whom such Jennison Active Balanced Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING.

  2.1. The Reorganization, together with related acts necessary to consummate the same (Closing), shall occur at the Funds' principal office on January 23, 1998, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as the parties may agree (Effective Time).

  2.2. PDF shall deliver to Jennison Series Fund at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Prudential Active Balanced Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Jennison Active Balanced Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

  2.3. PDF shall deliver to Jennison Series Fund at the Closing a list of the Shareholders' names and addresses and the number of outstanding Prudential Active Balanced Fund Shares owned by each Shareholder, all as of the Effective Time, certified by PDF's Transfer Agent, Prudential Mutual Fund Services LLC (Transfer Agent). The Transfer Agent shall deliver at the Closing a certificate as to the opening on Jennison Active Balanced Fund's share transfer books of accounts in the Shareholders' names. Prudential Active Balanced Fund shall issue and deliver a confirmation to PDF evidencing the Jennison Active Balanced Fund Shares to be credited to Prudential Active Balanced Fund at the Effective Time or provide evidence satisfactory to PDF that such shares have been credited to Prudential Active Balanced Fund's account on Jennison Active Balanced Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

  2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.REPRESENTATIONS AND WARRANTIES.

  3.1. Prudential Active Balanced Fund represents and warrants as follows:

    3.1.1. PDF is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust is on file with the Delaware Secretary of State;

    3.1.2. PDF is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended (1940 Act), and such registration is in full force and effect;

    3.1.3. Prudential Active Balanced Fund is a duly established and designated series of PDF;

    3.1.4. At the Closing, Prudential Active Balanced Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances;

    3.1.5. Jennison Active Balanced Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

    3.1.6. Prudential Active Balanced Fund is a "fund" as defined in section 851(h)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code (RIC) for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and, for each past calendar year since it commenced operations, it has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

    3.1.7. There is no plan or intention of Shareholders who own 5% or more of the Prudential Active Balanced Fund Shares--and, to the best of PDF's management's knowledge, there is no plan or intention of the remaining Shareholders--to redeem or otherwise dispose of any portion of the Jennison Active Balanced Fund Shares to be received by them in the Reorganization;

    3.1.8. The Liabilities were incurred by Prudential Active Balanced Fund in the ordinary course of its business;

    3.1.9. Prudential Active Balanced Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

    3.1.10. Not more than 25% of the value of Prudential Active Balanced Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

    3.1.11. Prudential Active Balanced Fund will be terminated as a series of PDF as soon as reasonably practicable after the Reorganization, but in all events within twelve months after the Effective Time;

    3.1.12. As of the Effective Time, Prudential Active Balanced Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Prudential Active Balanced Fund Shares, except for the Class B Shares that have the conversion feature described in Prudential Active Balanced Fund's current prospectus.

    3.1.13. PDF is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which Prudential Active Balanced Fund is a party or by which Prudential Active Balanced Fund is bound;

    3.1.14. All material contracts or other commitments of Prudential Active Balanced Fund, or any of its properties or assets, except this Agreement and investment contracts will be terminated, or provision for discharge of any liabilities of Prudential Active Balanced Fund thereunder will be made at or prior to the Effective Time without either Fund's incurring any liability or penalty with respect thereto;

    3.1.15. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Prudential Active Balanced Fund or any of its properties or assets, except as previously disclosed in writing to Jennison Series Fund. PDF knows of no facts that might form the basis for the institution of such litigation, proceedings, or investigation, and Prudential Active Balanced Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

    3.1.16. The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Prudential Active Balanced Fund at September 30, 1996, and for the year then ended (copies of which have been furnished to Jennison Series Fund) have been audited by Deloitte & Touche LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets, and financial highlights of Prudential Active Balanced Fund as of and for the period ended on such date, and there are no material known liabilities of Prudential Active Balanced Fund (contingent or otherwise) not disclosed therein;

    3.1.17. Since September 30, 1996, there has not been any material adverse change in Prudential Active Balanced Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by Prudential Active Balanced Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Jennison Series Fund. For the purposes of this paragraph 3.1.17, a decline in net asset value or a decrease in the number of shares outstanding shall not constitute a material adverse change;

    3.1.18. At the date hereof and at the Effective Time, all federal and other tax returns and reports of Prudential Active Balanced Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of PDF's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit, and no assessment has been asserted with respect to such returns;

    3.1.19. All issued and outstanding shares of Prudential Active Balanced Fund are, and at the Effective Time will be, duly and validly authorized, issued, and outstanding, fully paid and non-assessable. All issued and outstanding shares of Prudential Active Balanced Fund will, at the time of the Closing, be held in the names of the persons and in the amounts set forth in the list of Shareholders submitted to Jennison Series Fund in accordance with the provisions of paragraph 2.3. Prudential Active Balanced Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for Class B Shares that have the conversion feature described in Prudential Active Balanced Fund's current prospectus.

    3.1.20. At the Effective Time, Prudential Active Balanced Fund will have good and marketable title to its assets to be transferred to Jennison Active Balanced Fund pursuant to paragraph 1.1, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free of any liens, claims, charges, or other encumbrances, and, upon delivery and payment for such assets, Jennison Active Balanced Fund will acquire good and marketable title thereto;

    3.1.21. The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Trustees of PDF and by all necessary corporate action, other than shareholder approval, on the part of Prudential Active Balanced Fund, and this Agreement constitutes a valid and binding obligation of PDF, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Prudential Active Balanced Fund's shareholders;

    3.1.22. The information furnished and to be furnished by PDF for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

    3.1.23. On the effective date of the registration statement filed with the Securities and Exchange Commission (SEC) by Jennison Series Fund on Form N-14 relating to the shares of Jennison Active Balanced Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the Shareholders of Prudential Active Balanced Fund, and at the Effective Time, the Proxy Statement of PDF and the Prospectus of Jennison Active Balanced Fund to be included in the Registration Statement (collectively, Proxy Statement)

      (a) will comply in all material respects with the provisions of the Securities Act of 1933 (1933 Act), the Securities Exchange Act of 1934 (1934 Act), and the 1940 Act and the rules and regulations thereunder and

      (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 3.1.23 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by Jennison Series Fund for use therein.

  3.2. Jennison Active Balanced Fund represents and warrants as follows:

    3.2.1. Jennison Series Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Articles of Incorporation are on file with the Department of Assessments and Taxation of the State of Maryland;

    3.2.2. Jennison Series Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

    3.2.3. Before the Effective Time, Jennison Active Balanced Fund will be a duly established and designated series of Jennison Series Fund;

    3.2.4. Jennison Active Balanced Fund has not commenced operations, nor will it commence operations until after the Closing;

    3.2.5. Prior to the Effective Time, there will be no issued and outstanding Jennison Active Balanced Fund Shares or any other securities issued by Jennison Active Balanced Fund, except as provided in paragraph 4.7;

    3.2.6. No consideration other than Jennison Active Balanced Fund Shares (and Jennison Active Balanced Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

    3.2.7. The Jennison Active Balanced Fund Shares to be issued and delivered to Prudential Active Balanced Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Jennison Active Balanced Fund, fully paid and non-assessable;

    3.2.8. Jennison Active Balanced Fund will be a "fund" as defined in section 851(h)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

    3.2.9. Jennison Active Balanced Fund has no plan or intention to issue additional Jennison Active Balanced Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Jennison Active Balanced Fund have any plan or intention to redeem or otherwise re-acquire any Jennison Active Balanced Fund Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of such business;

    3.2.10. Jennison Active Balanced Fund (a) will actively continue Prudential Active Balanced Fund's business in substantially the same manner that Prudential Active Balanced Fund conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

    3.2.11. There is no plan or intention for Jennison Active Balanced Fund to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization;

    3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of Jennison Active Balanced Fund's assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer, and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

    3.2.13. Jennison Series Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which Jennison Active Balanced Fund is a party or by which Jennison Active Balanced Fund is bound;

    3.2.14. The execution, delivery, and performance of this Agreement have been duly authorized by the Board of Directors of Jennison Series Fund and by all necessary corporate action on the part of Jennison Active Balanced Fund, and this Agreement constitutes a valid and binding obligation of Jennison Series Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

    3.2.15. The Shares of Jennison Active Balanced Fund to be issued and delivered to Prudential Active Balanced Fund pursuant to this Agreement will, at the Effective Time, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding Shares of Jennison Active Balanced Fund, fully paid and non-assessable;

    3.2.16. The information furnished and to be furnished by Jennison Series Fund for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

    3.2.17. On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Prudential Active Balanced Fund, and at the Effective Time, the Proxy Statement (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 3.2.17 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by PDF for use therein.

  3.3. Each Fund represents and warrants as follows:

    3.3.1. The fair market value of the Jennison Active Balanced Fund Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Prudential Active Balanced Fund Shares constructively surrendered in exchange therefor;

    3.3.2. Immediately following consummation of the Reorganization, the Shareholders will own all the Jennison Active Balanced Fund Shares and will own such Shares solely by reason of their ownership of Prudential Active Balanced Fund Shares immediately prior to the Reorganization;

    3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

    3.3.4. Immediately following consummation of the Reorganization, Jennison Active Balanced Fund will hold the same assets--except for assets used to pay expenses incurred in connection with the Reorganization (which excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Prudential Active Balanced Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets)--and be subject to the same liabilities that Prudential Active Balanced Fund held or was subject to immediately prior thereto; and

    3.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

4.CONDITIONS PRECEDENT.

  Each Fund's obligations hereunder shall be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

  4.1. All necessary filings shall have been made with the SEC and state securities authorities, and all consents, orders, and permits of federal, state, and local regulatory authorities (including those of the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any part of this condition;

  4.2. One or more post-effective amendments to Jennison Series Fund registration statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act (Registration Statement) shall have been filed with the SEC containing such amendments to the Registration Statement as are determined by the trustees/directors of each Investment Company to be necessary and appropriate as a result of this Agreement and such post-effective amendment(s) to the Registration Statement shall have become effective;

  4.3. Each party shall have received an opinion from Gardner, Carton & Douglas, counsel to PDF and to Jennison Series Fund, as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

    4.3.1. The Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

    4.3.2. No gain or loss will be recognized to Prudential Active Balanced Fund on the transfer of the Assets to Jennison Active Balanced Fund in exchange solely for Jennison Active Balanced Fund Shares and Jennison Active Balanced Fund's assumption of the Liabilities or on the subsequent distribution of those Shares to the Shareholders, in constructive exchange for their Prudential Active Balanced Fund Shares, in liquidation of Prudential Active Balanced Fund;

    4.3.3. No gain or loss will be recognized to Jennison Active Balanced Fund on its receipt of the Assets in exchange for Jennison Active Balanced Fund Shares and its assumption of the Liabilities;

    4.3.4. Jennison Active Balanced Fund's basis for the Assets will be the same as the basis thereof in Prudential Active Balanced Fund's hands immediately before the Reorganization, and Jennison Active Balanced Fund's holding period for the Assets will include Prudential Active Balanced Fund's holding period therefor;

    4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Prudential Active Balanced Fund Shares solely for Jennison Active Balanced Fund Shares pursuant to the Reorganization;

    4.3.6. A Shareholder's basis for the Jennison Active Balanced Fund Shares to be received by it in the Reorganization will be the same as the basis for its Prudential Active Balanced Fund Shares to be constructively surrendered in exchange for those Jennison Active Balanced Fund Shares, and its holding period for those Jennison Active Balanced Fund Shares will include its holding period for those Prudential Active Balanced Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

    4.3.7. For purposes of section 381 of the Code, Jennison Active Balanced Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Prudential Active Balanced Fund's taxable year, and Prudential Active Balanced Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by Jennison Active Balanced Fund as if there had been no Reorganization. The part of Prudential Active Balanced Fund's taxable year before the Reorganization will be included in Jennison Active Balanced Fund's taxable year after the Reorganization;

  4.4. Jennison Series Fund shall have received at the Effective Time a favorable opinion from Gardner, Carton & Douglas, counsel to PDF, dated as of the Effective Time, to the effect that:

    4.4.1. PDF is a business trust duly organized and validly existing under the laws of the State of Delaware, with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted, and Prudential Active Balanced Fund has been duly established in accordance with the terms of PDF's Declaration of Trust as a separate series of PDF;

    4.4.2. This Agreement has been duly authorized, executed, and delivered by PDF and, assuming due authorization, execution, and delivery of this Agreement by Jennison Series Fund, is a valid and binding obligation of PDF enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and further subject to the qualifications set forth in the next succeeding sentence. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;

    4.4.3. The execution and delivery of this Agreement did not, and the performance by PDF of its obligations hereunder will not, (a) violate PDF's Declaration of Trust or By-Laws or (b) result in a default or a breach of
  (i) the Management Agreement dated October 30, 1996 between PDF and Prudential Investments Fund Management LLC (PIFM), (ii) the Custodian Agreement dated October 30, 1992 between PDF and State Street Bank and Trust Company and (iii) the Distribution Agreement dated February 19, 1997 between PDF and Prudential Securities Incorporated; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws, and fraudulent transfer laws; provided further that insofar as performance by PDF of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    4.4.4. All regulatory consents, authorizations and approvals required to be obtained by PDF under the federal laws of the United States and Chapter 38 of the Delaware Code for the consummation of the transactions contemplated by this Agreement have been obtained;

    4.4.5. Such counsel knows of no litigation or any governmental proceeding instituted or threatened against PDF involving Prudential Active Balanced Fund that would be required to be disclosed in the Registration Statement and is not so disclosed;

    4.4.6. PDF has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

    4.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against PDF (with respect to Prudential Active Balanced Fund) or any of its properties or assets distributable or allocable to Prudential Active Balanced Fund, and (b) PDF is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, except as otherwise disclosed.

  In rendering such opinion, such counsel may state that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of PDF and certificates of public officials. As to matters of Delaware law, such counsel may rely upon opinions of Delaware counsel reasonably satisfactory to Jennison Series Fund, in which case the opinion shall state that both such counsel and Jennison Series Fund are justified in so relying. In rendering such opinion, such counsel also may
(a) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (b) limit such opinion to applicable federal and state law, and (c) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

  4.5. PDF shall have received at the Effective Time a favorable opinion from Gardner, Carton & Douglas, counsel to Jennison Series Fund, dated as of the Effective Time, to the effect that:

    4.5.1. Jennison Series Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted, and Jennison Active Balanced Fund has been duly established in accordance with the terms of Jennison Series Fund's Articles of Incorporation as a separate series of Jennison Series Fund;

    4.5.2. This Agreement has been duly authorized, executed and delivered by Jennison Series Fund and, assuming due authorization, execution and delivery of this Agreement by PDF, is a valid and binding obligation of Jennison Series Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and further subject to the qualifications set forth in the next succeeding sentence. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;

    4.5.3. The execution and delivery of this Agreement did not, and the performance by Jennison Series Fund of its obligations hereunder will not,
  (a) violate Jennison Series Fund's Articles of Incorporation or By-Laws or
  (b) result in a default or a breach of certain specified agreements to be entered into by Jennison Series Fund; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws, and fraudulent transfer laws; provided further that insofar as performance by Jennison Series Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    4.5.4. All regulatory consents, authorizations and approvals required to be obtained by Jennison Series Fund under the federal laws of the United States and the laws of the State of Maryland for the consummation of the transactions contemplated by this Agreement have been obtained;

    4.5.5. Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Jennison Series Fund involving Jennison Active Balanced Fund that would be required to be disclosed in the Registration Statement and is not so disclosed;

    4.5.6. Jennison Series Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

    4.5.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Jennison Series Fund (with respect to Jennison Active Balanced Fund) or any of its properties or assets distributable or allocable to Jennison Active Balanced Fund, and (b) Jennison Series Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body that materially and adversely affects its business, except as otherwise disclosed.

  In rendering such opinion, such counsel may state that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of Jennison Series Fund and certificates of public officials. As to matters of Maryland law, such counsel may rely upon opinions of Maryland counsel reasonably satisfactory to PDF, in which case the opinion shall state that both such counsel and PDF are justified in so relying. In rendering such opinion, such counsel also may (a) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (b) limit such opinion to applicable federal and state law, and (c) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

  4.6. PDF shall have prepared a proxy statement in compliance with the 1934 Act and the 1940 Act in connection with a meeting of Prudential Active Balanced Fund's shareholders for the purpose, inter alia, of voting on the Reorganization and this Agreement; and the Reorganization and this Agreement shall have been adopted and approved by the affirmative vote of the holders of the requisite number of the outstanding Prudential Active Balanced Fund Shares entitled to vote thereon as required by law at the time such vote is taken;

  4.7. Prior to the Closing, the directors of Jennison Series Fund shall have authorized the issuance of, and Jennison Active Balanced Fund shall have issued, a share or shares of Jennison Active Balanced Fund to PIFM or an affiliate thereof for consideration for the purpose of enabling PIFM or such affiliate to vote on the matters referred to in paragraphs 4.8; and

  4.8. Jennison Series Fund (on behalf of Jennison Active Balanced Fund) shall have entered into a Management Agreement with PIFM, a Distribution Agreement with Prudential Securities Incorporated, Plans of Distribution for Class A, Class B and Class C Shares, a Transfer Agency and Service Agreement with Prudential Mutual Fund Services LLC and a Custodian Agreement with State Street Bank and Trust Company. Each such agreement shall have been approved by Jennison Series Fund's directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) (Independent Directors) and, to the extent required by law, by PIFM or its affiliate as the sole shareholder of Jennison Active Balanced Fund.

  At any time prior to the Closing, any of the foregoing conditions (except that set forth in paragraph 4.4) may be waived by the trustees/directors of either Investment Company if, in their judgment, such waiver will not have a material adverse effect on the interests of Prudential Active Balanced Fund's shareholders.

5.AMENDMENT.

  This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Prudential Active Balanced Fund's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

6.TERMINATION.

  The trustees/directors of either Investment Company may terminate this Agreement and abandon the Reorganization, notwithstanding approval thereof by Prudential Active Balanced Fund's Shareholders, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with this Agreement inadvisable.

7.GOVERNING LAW.

  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

  IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                          PRUDENTIAL DRYDEN FUND,
                                          on behalf of its series,

                                               Prudential Active Balanced Fund


                                              /s/ Richard A. Redeker
                                          By: _________________________________

                                              Richard A. Redeker, President


                                          PRUDENTIAL JENNISON SERIES FUND,
                                           INC.,
                                          on behalf of its series,
                                               Prudential Jennison Active
                                                Balanced Fund

                                              /s/ Thomas A. Early
                                          By: _________________________________
                                              Thomas A. Early, Vice President

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SYNOPSIS..................................................................   2
  General.................................................................   2
  The Proposed Conversion and Liquidation.................................   2
  Reasons for the Proposed Conversion.....................................   3
  Structure of the Series.................................................   4
  Investment Objectives and Policies......................................   5
  Certain Differences Between the Series..................................   5
  Fees and Expenses.......................................................   5
    Management Fees.......................................................   5
    Distribution Fees.....................................................   6
    Transfer Agency Fees..................................................   6
    Other Expenses........................................................   7
    Expense Ratios, Fee Waivers and Subsidy...............................   7
  Purchase of Shares......................................................   8
  Class A Shares..........................................................   9
  Reduction and Waiver of Initial Sales Charge............................   9
  Class B and Class C Shares..............................................  11
  Class Z Shares..........................................................  11
  Redemptions--How to Sell Your Shares....................................  11
  Conversion Feature--Class B Shares......................................  12
  Exchange Privileges.....................................................  13
  Dividends and Other Distributions.......................................  14
  Federal Income Tax Consequences of the Proposed Conversion..............  14
PRINCIPAL RISK FACTORS....................................................  14
THE PROPOSED TRANSACTION..................................................  15
  Agreement and Plan of Conversion and Liquidation........................  15
  Reasons for the Conversion..............................................  16
  Description of Securities to be Issued..................................  16
  Federal Income Tax Considerations.......................................  16
  Certain Comparative Information About Jennison Series Fund and PDF......  17
    Organization..........................................................  17
    Capitalization........................................................  17
    Shareholder Meetings and Voting Rights................................  17
    Shareholder Liability.................................................  18
    Liability and Indemnification of Directors/Trustees...................  18
  Pro Forma Capitalization and Ratios.....................................  19
INFORMATION ABOUT THE PORTFOLIO...........................................  20
INFORMATION ABOUT ACTIVE BALANCED FUND....................................  40
MISCELLANEOUS.............................................................  42
  Additional Information..................................................  42
  Legal Matters...........................................................  42
  Experts.................................................................  42
VOTING INFORMATION........................................................  42
OTHER MATTERS.............................................................  43
SHAREHOLDERS' PROPOSALS...................................................  44
APPENDIX A--Agreement and Plan of Conversion and Liquidation.............. A-1
ENCLOSURES
  Prospectus of Prudential Active Balanced Fund dated November 29, 1996, as supplemented on
   June 18, 1997
  Annual Report of Prudential Active Balanced Fund for the fiscal year ended September 30, 1997

  PRUDENTIAL JENNISON SERIES FUND, INC.-- PRUDENTIAL JENNISON ACTIVE BALANCED
                                     FUND
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION

                            DATED NOVEMBER  , 1997

                           ACQUISITION OF ASSETS OF

            PRUDENTIAL DRYDEN FUND--PRUDENTIAL ACTIVE BALANCED FUND
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852

                               ----------------

    BY AND IN EXCHANGE FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF

             PRUDENTIAL JENNISON ACTIVE BALANCED FUND, A SERIES OF
                     PRUDENTIAL JENNISON SERIES FUND, INC.

  This Statement of Additional Information specifically relates to the proposed transfer of all of the assets and the assumption of all of the liabilities, if any, of Prudential Active Balanced Fund (Active Balanced
Fund), a portfolio of Prudential Dryden Fund (PDF), by Prudential Jennison Active Balanced Fund (the Portfolio), a portfolio of Prudential Jennison Series Fund, Inc. (Jennison Series Fund). This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

    1. Statement of Additional Information of Jennison Series Fund.

    2. Annual Report of Prudential Active Balanced Fund for the fiscal year ended September 30, 1997.*

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated November , 1997, relating to the above-referred matter. A copy of the Prospectus and Proxy Statement may be obtained from Jennison Series Fund without charge by writing or calling Jennison Series Fund at the address or phone number listed above.
--------
[*To be filed in the Rule 497 filing.]

                     PRUDENTIAL JENNISON SERIES FUND, INC.
          Statement of Additional Information dated January 13, 1997
                        (as supplemented May 15, 1997)

 Prudential Jennison Series Fund, Inc. (the Company) is an open-end, diversified, management investment company consisting of two series:
Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Growth & Income Fund (Growth & Income Fund) (each a Fund and collectively the Funds).

 The investment objective of Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The Growth Fund may also invest in (i) equity securities of other companies including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities. The Growth Fund may engage in various derivative transactions, such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return.

 The primary investment objective of Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. The Growth & Income Fund may also invest in
(i) other common stocks, preferred stock and securities convertible into common stock, (ii) equity and debt securities of foreign issuers (with respect to 20% of its total assets), including ADRs, and (iii) fixed-income securities, including corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Growth & Income Fund may also engage in short sales and in various derivative transactions, such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and debt securities and options thereon to hedge its portfolio and to attempt to enhance return.

 There can be no assurance that the Funds' investment objectives will be achieved. See "Investment Objectives and Policies."

 The Company's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated January 13, 1997 (as supplemented May 15, 1997), copies of which may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                          PAGE    PROSPECTUS
                                                          ----- ---------------
General Information...................................... B-2          25
Investment Objectives and Policies....................... B-2           8
Investment Restrictions.................................. B-14         18
Directors and Officers................................... B-15         18
Manager.................................................. B-20         19
Distributor.............................................. B-22         20
Portfolio Transactions and Brokerage..................... B-25         22
Purchase and Redemption of Fund Shares................... B-26         26
Shareholder Investment Account........................... B-29         37
Net Asset Value.......................................... B-34         22
Taxes.................................................... B-34         23
Performance Information.................................. B-37         23
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants................................. B-39         22
Financial Statements..................................... B-40         --
Independent Auditors' Report............................. B-49         --
Description of Security Ratings.......................... A-1          --
Appendix I--Historical Performance Data.................. I-1          --
Appendix II--General Investment Information.............. II-1         --
Appendix III--Information Relating to The Prudential..... III-1        --

                              GENERAL INFORMATION

 The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund. The existing series of the Company was redesignated Prudential Jennison Growth Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

 The Company is an open-end, diversified, management investment company consisting of two series. Each series operates as a separate fund with its own investment objectives and policies. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The primary investment objective of the Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. See "How the Funds Invest--Investment Objectives and Policies" in the Prospectus. There can be no assurance that the Funds' investment objectives will be achieved.

 The term "investment adviser" as used herein refers to Jennison Associates Capital Corp., the Subadviser. See "Manager" below.

U.S. GOVERNMENT SECURITIES

 U.S. TREASURY SECURITIES. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

 SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Each Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government except that the Growth & Income Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

 Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

 MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Growth Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Growth Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

 Growth Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages.

 The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

FOREIGN DEBT SECURITIES

 Each Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

 A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign government securities" also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community.

OPTIONS ON SECURITIES

 Each Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

 A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A Fund may also write a call option or write a put option if it maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A Fund may also write a put option if it holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

 A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

 A Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

 OPTIONS ON SECURITIES INDICES. In addition to options on securities, each Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

 The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

 Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

RISKS OF TRANSACTIONS IN OPTIONS

 An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

 A Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

 Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

 The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

 Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Foreign Currencies and Futures Contracts and Related Options."

 Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when a Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of such Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

 When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

 If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 Each Fund may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

 Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

 A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although a Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


FUTURES CONTRACTS

 As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Growth & Income Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies. The Growth Fund may purchase futures contracts on stock indices and foreign currencies.

 A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

 Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

 When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

 Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

 There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

 Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indices.

 Successful use of futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

 The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


OPTIONS ON FUTURES CONTRACTS

 An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices, including the S&P 500 Stock Index and the NYSE Composite Index.

 The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND FOREIGN CURRENCIES AND FUTURES CONTRACTS AND RELATED OPTIONS

 Each Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on stock indices and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or liquid assets equal to the aggregate exercise price of the puts. A Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. Neither Fund intends to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Options Transactions" in the Prospectus.

 Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

 If a Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

 POSITION LIMITS. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

 When conditions dictate a defensive strategy, a Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such foreign investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 From time to time, in the ordinary course of business, a Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. A Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash or liquid assets having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES

 Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. As a matter of current operating policy, the Growth Fund will not engage in short sales other than short sales against-the-box. The Growth & Income Fund will engage in short sales, including short sales against-the-box. See "How the Funds Invest--Other Investments and Policies-- Short Sales" in the Prospectus and "Investment Restrictions" below.

REPURCHASE AGREEMENTS

 Each Fund's repurchase agreements will be collateralized by U.S. Government obligations. A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors of the Company. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

LENDING OF SECURITIES

 Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

 A loan may be terminated by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

 Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

 A Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. A Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. Because no more than 30% of a Fund's gross income may be derived from the sale or disposition of securities held for less than three months to maintain the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell. See "Taxes." A Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

 Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

ILLIQUID SECURITIES

 Neither Fund may hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

 In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

 Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

 Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

 The staff of the SEC has taken the position, which the Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

SECURITIES OF OTHER INVESTMENT COMPANIES

 Each Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, a Fund does not intend to invest more than 5% of its total assets in such securities. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

PORTFOLIO TURNOVER

 As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions, but neither Fund's portfolio turnover rate is expected to exceed 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

 The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to each Fund, the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

 Each Fund may not:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and, with respect to Growth & Income Fund, futures contracts on debt securities, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Neither Fund has adopted a fundamental investment policy with respect to investments in restricted securities. See "Illiquid Securities."

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

 11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 12. Purchase more than 10% of all outstanding voting securities of any one issuer.

 Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            DIRECTORS AND OFFICERS

    NAME, ADDRESS        POSITION WITH
     AND AGE (1)            COMPANY         PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
    -------------        -------------      -----------------------------------------
Edward D. Beach (72)   Director          President and Director of BMC Fund, Inc., a
                                          closed-end investment company; prior thereto,
                                          Vice Chairman of Broyhill Furniture Industries,
                                          Inc.; Certified Public Accountant; Secretary
                                          and Treasurer of Broyhill Family Foundation,
                                          Inc.; Member of the Board of Trustees of Mars
                                          Hill College; President, Treasurer and Director
                                          of First Financial Fund, Inc. and The High
                                          Yield Plus Fund, Inc.; President and Director
                                          of Global Utility Fund, Inc.; Director of The
                                          High Yield Income Fund, Inc.
Delayne Dedrick Gold   Director          Marketing and Management Consultant; Director of
(58)                                      The High Yield Income Fund, Inc.
*Robert F. Gunia (50)  Director          Comptroller, Prudential Investments (since May
                                          1996); Executive Vice President and Treasurer
                                          (since December 1996), Prudential Mutual Fund
                                          Management LLC (PMF); Senior Vice President
                                          (since March 1987) of Prudential Securities
                                          Incorporated (Prudential Securities); formerly
                                          Chief Administrative Officer (July 1990-
                                          September 1996), Director (January 1989-
                                          September 1996), and Executive Vice President,
                                          Treasurer and Chief Financial Officer (June
                                          1987-September 1996) of Prudential Mutual Fund
                                          Management, Inc.; Vice President and Director
                                          of The Asia Pacific Fund, Inc. (since May
                                          1989); Director of The High Yield Income Fund,
                                          Inc.

     NAME, ADDRESS
      AND AGE (1)         POSITION WITH COMPANY     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
     -------------        ---------------------     -----------------------------------------
Donald D. Lennox (78)       Director             Chairman (since February 1990) and Director
                                                   (since April 1989) of International Imaging
                                                   Materials, Inc. (thermal transfer ribbon
                                                   manufacturer); Retired Chairman, Chief
                                                   Executive Officer and Director of Schlegel
                                                   Corporation (industrial manufacturing) (March
                                                   1987-February 1989); Director of Gleason
                                                   Corporation, Personal Sound Technologies, Inc.
                                                   and The High Yield Income Fund, Inc.
Douglas H. McCorkindale     Director             Vice Chairman, Gannett Co. Inc. (publishing and
(57)                                               media) (since March 1984); Director of Gannett
                                                   Co. Inc., Frontier Corporation and Continental
                                                   Airlines, Inc.
*Mendel A. Melzer, CFA    Director               Chief Investment Officer (since October 1996) of
(35)                                               Prudential Mutual Funds; formerly Chief
751 Broad St.                                      Financial Officer (November 1995-September
Newark, NJ 07102                                   1996) of Prudential Investments, Senior Vice
                                                   President and Chief Financial Officer of
                                                   Prudential Preferred Financial Services (April
                                                   1993-November 1995), Managing Director of
                                                   Prudential Investment Advisors (April 1991-
                                                   April 1993), and Senior Vice President of
                                                   Prudential Capital Corporation (July 1989-
                                                   April 1991); Chairman and Director of
                                                   Prudential Series Fund, Inc.; Director of The
                                                   High Yield Income Fund, Inc.
Thomas T. Mooney (55)     Director               President of the Greater Rochester Metro Chamber
                                                   of Commerce; former Rochester City Manager;
                                                   Trustee of Center for Governmental Research,
                                                   Inc.; Director of Blue Cross of Rochester,
                                                   Monroe County Water Authority, Rochester Jobs,
                                                   Inc., Executive Service Corps of Rochester,
                                                   Monroe County Industrial Development
                                                   Corporation, Northeast Midwest Institute, The
                                                   Business Council of New York State, First
                                                   Financial Fund, Inc., The High Yield Income
                                                   Fund, Inc. and The High Yield Plus Fund, Inc.
Stephen P. Munn (54)      Director               Chairman (since January 1994), Director and
                                                   President (since 1988) and Chief Executive
                                                   Officer (1988-December 1993) of Carlisle
                                                   Companies Incorporated (manufacturer of
                                                   industrial products).
*Richard A. Redeker (53)  President and Director Employee of Prudential Investments; formerly
751 Broad St.                                      President, Chief Executive Officer and
Newark, NJ 07102                                   Director (October 1993-September 1996) of
                                                   Prudential Mutual Fund Management, Inc.,
                                                   Executive Vice President, Director and Member
                                                   of the Operating Committee (1993-September
                                                   1996), Prudential Securities, Director
                                                   (October 1993-September 1996) of Prudential
                                                   Securities Group, Inc., Executive Vice
                                                   President, The Prudential Investment
                                                   Corporation (January 1994-September 1996),
                                                   Director (January 1994-September 1996),
                                                   Prudential Mutual Fund Distributors, Inc. and
                                                   Prudential Mutual Fund Services, Inc., and
                                                   Senior Executive Vice President and Director
                                                   of Kemper Financial Services, Inc. (September
                                                   1978-September 1993); President and Director
                                                   of The High Yield Income Fund, Inc.

     NAME, ADDRESS          POSITION WITH
      AND AGE (1)              COMPANY          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
     -------------          -------------       -----------------------------------------
Robin B. Smith (57)      Director            Chairman and Chief Executive Officer (since
                                               August 1996) of Publishers Clearing House;
                                               formerly President and Chief Executive Officer
                                               (January 1988-August 1996) and President and
                                               Chief Operating Officer (September 1981-
                                               December 1988) of Publishers Clearing House;
                                               Director of BellSouth Corporation, The Omnicom
                                               Group, Inc., Texaco Inc., Spring Industries
                                               Inc. and Kmart Corporation.
Louis A. Weil, III (55)  Director            Publisher and Chief Executive Officer (since
                                               January 1996) and Director (since September
                                               1991) of Central Newspapers, Inc.; Chairman of
                                               the Board (since January 1996), Publisher and
                                               Chief Executive Officer (August 1991-December
                                               1995) of Phoenix Newspapers, Inc.; formerly
                                               Publisher of Time Magazine (May 1989-March
                                               1991); formerly President, Publisher & CEO of
                                               The Detroit News (February 1986-August 1989);
                                               formerly member of the Advisory Board, Chase
                                               Manhattan Bank-Westchester; Director of The
                                               High Yield Income Fund, Inc.
Clay T. Whitehead (58)   Director            President of National Exchange Inc. (new
                                               business development firm) (since May 1983).
Susan C. Cote (42)       Vice President      Executive Vice President (since February 1997)
                                               and Chief Financial Officer (since May 1996),
                                               PMF; formerly Managing Director, Prudential
                                               Investments and Vice President, The Prudential
                                               Investment Corporation (February 1995-May
                                               1996), Senior Vice President (January 1989-
                                               January 1995) of Prudential Mutual Fund
                                               Management, Inc. and Senior Vice President
                                               (January 1992-January 1995) of Prudential
                                               Securities.
Thomas A. Early (42)     Vice President      Executive Vice President, Secretary and General
                                               Counsel (since December 1996), PMF; Vice
                                               President and General Counsel, Prudential
                                               Retirement Services (March 1994-March 1997);
                                               formerly Associate General Counsel and Chief
                                               Financial Services Officer, Frank Russell
                                               Company (1988-1994).
S. Jane Rose (51)        Secretary           Senior Vice President (since December 1996),
                                               PMF; formerly Senior Vice President (January
                                               1991-September 1996) and Senior Counsel (June
                                               1987-September 1996) of Prudential Mutual Fund
                                               Management, Inc.; Senior Vice President and
                                               Senior Counsel of Prudential Securities (since
                                               July 1992); formerly Vice President and
                                               Associate General Counsel of Prudential
                                               Securities.
Eugene S. Stark (39)     Treasurer and       First Vice President (since December 1996) of
                         Principal Financial   PMF; formerly First Vice President (January
                         and Accounting        1990-September 1996) of Prudential Mutual Fund
                         Officer               Management, Inc.

     NAME, ADDRESS           POSITION WITH
      AND AGE (1)               COMPANY          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
     -------------           -------------       -----------------------------------------
Marguerite E.H. Morrison  Assistant Secretary Vice President (since December 1996) of PMF;
(41)                                           formerly Vice President and Associate General
                                               Counsel (June 1991-September 1996) of
                                               Prudential Mutual Fund Management, Inc.; Vice
                                               President and Associate General Counsel of
                                               Prudential Securities.
Stephen M. Ungerman (44)  Assistant Treasurer Tax Director of Prudential Investments and the
                                               Private Asset Group of The Prudential Insurance
                                               Company of America (Prudential) (since March
                                               1996); formerly First Vice President of
                                               Prudential Mutual Fund Management, Inc.
                                               (February 1993-September 1996); prior thereto,
                                               Senior Tax Manager of Price Waterhouse (1981-
                                               January 1993).

-------
(1) Unless otherwise stated, the address is c/o Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102-4077.
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PMF.

 Directors and officers of the Company are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

 The officers conduct and supervise the daily business operations of the Company, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

 Pursuant to the Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager.

 The Company pays each of its Directors who is not an affiliated person of PMF or Jennison Associates Capital Corp. (Jennison or the Subadviser) annual compensation of $2,500, in addition to certain out-of-pocket expenses.

 Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter (the T-bill rate) or, pursuant to a Securities and Exchange Commission (SEC) exemptive order, at the daily rate of return of a Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company. Currently, Ms. Smith has agreed to defer her fees at the Fund rate.

 The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Lennox are scheduled to retire on December 31, 1999 and December 31, 1997, respectively.

 The following table sets forth aggregate compensation paid by the Company to the Directors for the fiscal year ended September 30, 1996 and the aggregate compensation paid to such Directors for service on the Boards of other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors of the Company. Below are listed all Directors who have served the Company during its most recent fiscal year as well as the new Directors who took office after the shareholders' meeting in October.

                              COMPENSATION TABLE

                                                                                TOTAL 1996
                                                                               COMPENSATION
                                                                               PAID TO BOARD
                                       PENSION OR RETIREMENT                      MEMBERS
                           AGGREGATE     BENEFITS ACCRUED    ESTIMATED ANNUAL  FROM COMPANY
                          COMPENSATION  AS PART OF COMPANY    BENEFITS UPON      AND FUND
NAME AND POSITION         FROM COMPANY       EXPENSES           RETIREMENT        COMPLEX
-----------------         ------------ --------------------- ---------------- ---------------
Beach, Edward D.--Direc-
 tor                           --              None                N/A        $166,000(21/39)*
Dorsey, Eugene C.**--
 Former
 Director                    $7,500            None                N/A        $ 98,583(12/36)*
Gold, Delayne D.--Direc-
 tor                           --              None                N/A        $175,308(21/42)*
Gunia, Robert F.(/1/)--
 Director                      --              None                N/A              --
Lennox, Donald D.--Di-
 rector                        --              None                N/A        $ 90,000(10/22)*
McCorkindale, Douglas
 H.**
 --Director                    --              None                N/A        $ 71,208(10/13)*
Melzer, Mendel A.(/1/)--
 Director                      --              None                N/A              --
Mooney, Thomas T.**--Di-
 rector                        --              None                N/A        $135,375(18/36)*
Munn, Stephen P.--Direc-
 tor                           --              None                N/A        $   49,125(6/8)*
Redeker, Richard
 A.(/1/)--President and
 Director                      --              None                N/A              --
Smith, Robin B.**--Di-
 rector                      $7,500            None                N/A        $ 89,957(11/20)*
Weil, III, Louis A.--Di-
 rector                        --              None                N/A        $ 91,250(13/18)*
Whitehead, Clay T.--Di-
 rector                        --              None                N/A        $   38,292(5/7)*

-------
* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Company).
** Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1996 includes amounts deferred at the election of Directors under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $111,535, $71,034, $139,869 and $109,294 for Mr. Dorsey, Mr. McCorkindale, Mr. Mooney and Ms. Smith, respectively.

 As of April 18, 1997, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of each Fund.

 As of April 18, 1997, beneficial owners, directly or indirectly, of more than 5% of any class of shares of Prudential Jennison Growth Fund were: 401K Holding Account, FBO ACEC Retirement Trust, PO Box 15040, New Brunswick, NJ 08906, owned approximately 580,628 Class A shares (or approximately 6.9% of the outstanding Class A shares) and Pru Defined Contribution SVCS, FBO Non-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, Pennsylvania owned approximately 22,022,734 Class Z shares (or approximately 60.7% of the outstanding Class Z shares). As of April 18, 1997, beneficial owners, directly or indirectly, of more than 5% of any class of shares of Prudential Jennison Growth & Income Fund were: Jennison Associates Capital Co., Saving Plan TTEE: J. Kanary, M. Baiso & B. Goldberg, c/o Corporate Services, 466 Lexington Ave. 18th Floor, New York, NY 10017 owned approximately 156,061 Class A shares (or approximately 6.3% of the outstanding Class A shares); Bradley L. Goldberg, 502 Orienta Avenue, Mamaroneck, New York owned approximately 138,741 Class A shares (or approximately 5.6% of the outstanding Class A shares); James M. Rodney TTEE, James M.

Rodney Trust, UA DTD 06/07/79, 725 Hanna, Birmingham, Michigan owned approximately 32,550 Class C shares (or approximately 6.1% of the outstanding Class C shares); Prudential Trust Company, FBO Pru-DC Trust Accounts, ATTN:
John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1774 owned approximately 7,689 Class Z shares (or approximately 40.7% of the outstanding Class Z shares); Mr. John A. Hart TTEE, John A. & Eleanor E. Hart Family Trust UA DTD 08/25/95, 2113 Evergreen Ridge Dr., Cincinnati OH 45215-5713 owned 4,802 Class Z shares (or approximately 25.4% of the outstanding Class Z shares); Prudential Securities C/F, Harold Quebedeaux, IRA DTD 12/17/91, PO Box 366, Mansura, LA 71350-0366 owned 1,067 Class Z shares (or approximately 5.6% of the outstanding Class Z shares).

 As of April 18 1997, Prudential Securities was the record holder for other beneficial owners of 5,811,292 Class A shares (approximately 69.2% of such shares outstanding), 16,880,324 Class B shares (approximately 70.4% of such shares outstanding), 1,230,178 Class C shares (approximately 86.1% of such shares outstanding) and 93,211 Class Z shares (approximately 0.25% of such shares outstanding) of Growth Fund; and 2,135,272 Class A shares (approximately 87.1% of such shares outstanding), 5,253,271 Class B shares (approximately 89.8% of such shares outstanding), 518,475 Class C shares (approximately 98.0% of such shares outstanding) and 11,145 Class Z shares (approximately 59.0% of such shares outstanding) of Growth & Income Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                                    MANAGER

 The manager of the Company is Prudential Investments Fund Management LLC, formerly known as Prudential Mutual Fund Management LLC (PIFM or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. As of April 30, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $54.6 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

 PIFM is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

 Pursuant to the Management Agreement with the Company (the Management Agreement), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

 For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of each Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Company. Currently, the Company believes that there are no such expense limitations.

 In connection with its management of the corporate affairs of the Company, PIFM bears the following expenses:

 (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Company's investment adviser;

 (b) all expenses incurred by PIFM or by the Company in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

 (c) the fees payable to the Subadviser pursuant to the Subadvisory Agreement between PIFM and Jennison (the Subadvisory Agreement).

 Under the terms of the Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Company's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies,
(g) the fees of any trade associations of which the Company may be a member,
(h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Company and the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, registering the Company as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of each Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution fees.

 The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on April 9, 1996.

 PIFM has entered into the Subadvisory Agreement with Jennison, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Company. In connection therewith, Jennison is obligated to keep certain books and records of each Fund. Under the Subadvisory Agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of each Fund in accordance with its investment objectives, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to each Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement. Under the Subadvisory Agreement, PIFM compensates Jennison for its services at an annual rate of .30 of 1% of each Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.

 For the fiscal period from November 2, 1995 (commencement of investment operations) through September 30, 1996, PIFM received from Growth Fund management fees of $1,418,805, of which $709,402 was paid to Jennison Associates. The Growth & Income Fund was not offered during the fiscal year ended September 30, 1996.

 The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, PIFM or Jennison upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The Subsidiary Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on April 9, 1996.

                                  DISTRIBUTOR

 Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Company.

 Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (also the Distributor) incurs the expenses of distributing the Company's Class A, Class B and Class C shares. See "How the Funds are Managed--Distributor" in the Prospectus. Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Class Z shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Fund.

 The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). On April 9 and July 9, 1996, the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto (Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved the Class A, Class B and Class C Plan and the Distribution Agreement with respect to Growth Fund and Growth & Income Fund, respectively. No shares of the Growth & Income Fund were outstanding during the fiscal period ended September 30, 1996.

 Class A Plan. For the fiscal period from November 2, 1995 (commencement of investment operations of the Growth Fund) through September 30, 1996, Growth Fund paid distribution fees of $161,221 to Prudential Securities under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the Growth Fund. In addition, for the same period, Prudential Securities received approximately $909,000 in initial sales charges with respect to the sale of Class A shares.

 Class B Plan. For the fiscal period from November 2, 1995 (commencement of investment operations of the Growth Fund) through September 30, 1996, Prudential Securities received $1,482,118 from the Growth Fund under the Class B Plan and spent approximately $3,614,000 in distributing Class B shares of the Growth Fund. It is estimated that of the latter amount, approximately $118,000 (3.3%) was spent on printing and mailing of prospectuses to other than current shareholders; $1,429,000 (39.5%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of shares; and $2,067,000 (57.2%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($673,700 or 18.6%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($1,393,300 or 38.6%). The term "overhead and other branch office distribution-related expenses" represents
(a) the expenses of operating Prudential Securities branch offices in connection with the sale of Growth Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Growth Fund shares; and (d) other incidental expenses relating to branch promotion of Growth Fund shares.

 Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the same period, Prudential Securities received approximately $350,000 in contingent deferred sales charges attributable to Class B shares.

 Class C Plan. For the fiscal period from November 2, 1995 (commencement of investment operations of the Growth Fund) through September 30, 1996, Prudential Securities received $114,523 from Growth Fund under the Class C Plan and spent approximately $78,000 in distributing Class C shares of Growth Fund. It is estimated that of the latter amount approximately 10.9% ($8,500) was spent on printing and mailing of prospectuses to other than current shareholders; 11.0% ($8,600) on compensation to Prusec for commissions to its representative and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of shares of the Growth Fund; 78.1% ($60,900) on the aggregate of
(i) payments of commission and account servicing fees to financial advisors 39.6% ($30,900) and (ii) an allocation of overhead and other branch office distribution-related expenses 38.5% ($30,000).

 Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the same period, Prudential Securities received approximately $10,000 in contingent deferred sales charges attributable to Class C shares.

 The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

 Pursuant to the Distribution Agreement, the Company has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

 On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

 On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend solicitation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Texas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

 On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify any such allegations or instances of criminal conduct and material improprieties every three months and shall continue to do so for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

 Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

 The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

 Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the SEC. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.

 Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

 In placing orders for portfolio securities of a Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than a Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Company's Board of Directors. The Company will not pay up for research in principal transactions.

 Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Company. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law. The Growth Fund paid commissions of $436,218 for the fiscal period ended September 30, 1996, none of which was paid to Prudential Securities or any of its affiliates.

                    PURCHASE AND REDEMPTION OF FUND SHARES

 Shares of each Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of each Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Funds" in the Prospectus.

 Each class represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

 Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the net asset values of Growth Fund and Growth & Income Fund at March 31, 1997, the maximum offering price of Growth Fund's and Growth & Income Fund's shares is as follows:

                                                                     PRUDENTIAL
                                                          PRUDENTIAL  JENNISON
                                                           JENNISON   GROWTH &
                                                            GROWTH     INCOME
                                                             FUND       FUND
                                                          ---------- ----------
CLASS A
Net asset value and redemption price per Class A share...   $11.16     $10.44
Maximum sales charge (5% of offering price)..............      .59        .55
                                                            ------     ------
Offering price to public.................................   $11.75     $10.99
                                                            ======     ======
CLASS B
Net asset value, redemption price and offering price per
 Class B share*..........................................   $11.04     $10.43
                                                            ======     ======
CLASS C
Net asset value, redemption price and offering price per
 Class C share*..........................................   $11.04     $10.43
                                                            ======     ======
CLASS Z
Net asset value, offering price and redemption price per
 Class Z share...........................................   $11.19     $10.48
                                                            ======     ======

-------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

 COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

 An eligible group of related Fund investors includes any combination of the following:

 (a) an individual;

 (b) the individual's spouse, their children and their parents;

 (c) the individual's and spouse's Individual Retirement Account (IRA);

 (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

 (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

 (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

 (g) one or more employee benefit plans of a company controlled by an individual.

 In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

 RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How Each Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

 LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).

 For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

 A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period, and in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

 The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

 The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

 CATEGORY OF WAIVER                 REQUIRED DOCUMENTATION
 Death                              A copy of the shareholder's death
                                    certificate or, in the case of a trust, a
                                    copy of the grantor's death certificate,
                                    plus a copy of the trust agreement
                                    identifying the grantor.
 Disability--An individual will be  A copy of the Social Security considered disabled if he or she  Administration award letter or a letter
  is unable to engage in any sub-   from a physician on the physician's
  stantial gainful activity by      letterhead stating that the shareholder
  reason of any medically deter-    (or, in the case of a trust, the grantor)
  minable physical or mental im-    is permanently disabled. The letter must
  pairment which can be expected    also indicate the date of disability.
  to result in death or to be of
  long-continued and indefinite
  duration.
 Distribution from an IRA or        A copy of the distribution form from the
  403(b) Custodial Account          custodial firm indicating (i) the date of
                                    birth of the shareholder and (ii) that the
                                    shareholder is over age 59 1/2 and is
                                    taking a normal distribution--signed by the
                                    shareholder.
 Distribution from Retirement Plan  A letter signed by the plan administrator/trustee indicating the reason
                                    for the distribution.
 Excess Contributions               A letter from the shareholder (for an IRA)
                                    or the plan administrator/trustee on
                                    company letterhead indicating the amount of
                                    the excess and whether or not taxes have
                                    been paid.

 The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                        SHAREHOLDER INVESTMENT ACCOUNT

 Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

 AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

 EXCHANGE PRIVILEGE. The Company makes available to its shareholders the Exchange Privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

 It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

 CLASS A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

 The following money market funds participate in the Class A Exchange
Privilege:

 Prudential California Municipal Fund
  (California Money Market Series)
 Prudential Government Securities Trust
  (Money Market Series)
  (U.S. Treasury Money Market Series)
 Prudential Municipal Series Fund
  (Connecticut Money Market Series)
  (Massachusetts Money Market Series)
  (New York Money Market Series)
  (New Jersey Money Market Series)

 Prudential MoneyMart Assets, Inc. (Class A shares)

 Prudential Tax-Free Money Fund, Inc.

 CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

 Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

 At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

 CLASS Z: Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

 Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Funds' Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

 Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

 Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(/1/)

 The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(/2/)

              PERIOD OF
         MONTHLY INVESTMENTS             $100,000 $150,000 $200,000 $250,000
         -------------------             -------- -------- -------- --------
              25 Years........            $  110   $  165   $  220   $  275
              20 Years........               176      264      352      440
              15 Years........               296      444      592      740
              10 Years........               555      833    1,110    1,388
              5 Years.........             1,371    2,057    2,742    3,428

-------
(/1/) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(/2/) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

 See "Automatic Savings Accumulation Plan."

 AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

 Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

 SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

 In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and Distributions."

 Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

 Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

 Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

 TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from Prudential Securities or the Transfer Agent.

 Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

 Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         TAX-DEFERRED COMPOUNDING(/1/)

         CONTRIBUTIONS                        PERSONAL
          MADE OVER:                          SAVINGS    IRA
         -------------                        -------- --------
           10 years.......................... $ 26,165 $ 31,291
           15 years..........................   44,676   58,649
           20 years..........................   68,109   98,846
           25 years..........................   97,780  157,909
           30 years..........................  135,346  244,692

-------
(/1/) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

 From time to time, a Fund or the Company may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

 The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

 Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.

 Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

 Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the net asset value of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                                     TAXES

 Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and gains which are distributed to shareholders, and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

 Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derive less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in foreign securities) (the short-short rule); (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year
(i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

 Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, conversion transaction and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules.

 Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which a Fund may invest. See "Investment Objectives and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

 Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

 A Fund's ability to hold foreign currencies or engage in hedging activities may be limited by the 30% short-short rule discussed above.

 A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Proposed Treasury regulations provide that a Fund may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

 Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

 The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code.

 Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

 Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

 Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

 Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

 A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

 Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

 Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

 Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. A Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

 Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                            PERFORMANCE INFORMATION

 AVERAGE ANNUAL TOTAL RETURN. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Average annual total return is computed according to the following formula:

                              P ( 1 + T )n = ERV

 Where:P = a hypothetical initial payment of $1,000.
 T = average annual total return.
 n = number of years.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

 The average annual total returns for the period from November 2, 1995 (commencement of investment operations) through September 30, 1996 for the Class A, Class B and Class C shares of Growth Fund were 4.2%, 3.9% and 7.9%, respectively, and for the period from November 2, 1995 through March 31, 1997 for the Class A, Class B and Class C shares were 4.2%, 4.5% and 7.3%, respectively. The average annual total return for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) through March 31, 1997 was 8.8%. Shares of Growth & Income Fund were not offered during the fiscal period ended September 30, 1996.

  On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Dryden Fund, formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1996, your average annual total returns (after fees and expenses) for the one, three and since inception (November 5, 1992) periods ended September 30, 1996 would have been 12.7%, 14.8% and 16.9%, respectively, and for the one, three and since inception periods ended March 31, 1997 would have been 8.9%, 16.5% and 15.3%, respectively. In addition, the aggregate total returns for such periods would have been 12.7%, 51.5% and 83.6%, respectively, and for the one, three and since inception periods ended March 31, 1997 would have been 8.9%, 58.2% and 87.1%, respectively.

 AGGREGATE TOTAL RETURN. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                    ERV - P
                                     -----
                                       P

 Where: P = a hypothetical initial payment of $1,000.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges. The aggregate total returns for the period from November 2, 1995 (commencement of investment operations) through September 30, 1996 for the Class A, Class B and Class C shares of Growth Fund were 9.7%, 8.9% and 8.9%, respectively. The aggregate total returns for the one year period ended March 31, 1997 and for the period from November 2, 1995 through March 31, 1997 for the Class A, Class B and Class C shares of Growth Fund were 7.4%, 6.6% and 6.6%, respectively, and 11.6%, 10.4% and 10.4%, respectively. The aggregate total returns for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) through September 30, 1996 and from April 15, 1996 through March 31, 1997 were 6.4% and 8.4%, respectively. The aggregate total returns for the period from November 7, 1996 (commencement of investment operations) through March 31, 1997 for the Class A, Class B, Class C and Class Z shares of the Growth & Income Fund were 4.5%, 4.2%, 4.2% and 4.8%, respectively.

 From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation./1/

                                    [CHART]

 PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS OVER THE LONG TERM
                               (1/1926 - 12/1994)

COMMON STOCKS - 10.2%
LONG-TERM GOVT. BONDS - 4.8%
INFLATION - 3.1%

-------
   /1/Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

 State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Funds are Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

 Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. For the fiscal period ended September 30, 1996, Growth Fund incurred fees of approximately $312,000 for the services of PMFS. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. Growth & Income Fund did not commence investment operations until November 1996.

 Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, served as the Company's independent accountants for the fiscal year ended September 30, 1996, and in that capacity audited the annual financial statements of the Growth Fund. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Company's independent accountants and in that capacity will audit the Funds' annual financial statements.

Portfolio of Investments
as of September 30, 1996        PRUDENTIAL JENNISON GROWTH FUND
===============================================================

Shares       Description                         Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--99.1%
COMMON STOCKS--99.1%
---------------------------------------------------------------
Aerospace/Defense--2.9%
 215,900     Boeing CO.                            $ 20,402,550
---------------------------------------------------------------
Airlines--1.5%
 144,300     Delta Airlines, Inc.                    10,389,600
---------------------------------------------------------------
Apparel--1.4%
  78,700     NIKE, Inc., Class B                      9,562,050
---------------------------------------------------------------
Banks & Financial Services--1.6%
 135,200     Chase Manhattan Corp.                   10,832,900
---------------------------------------------------------------
Beverages--1.2%
 285,300     PepsiCo, Inc.                            8,059,725
---------------------------------------------------------------
Biotechnology--0.6%
 219,232     Chiron Corp. (a)                         4,165,408
---------------------------------------------------------------
Business Services--8.8%
 323,250     CUC International, Inc. (a)             12,889,594
 377,600     Eagle River Interactive, Inc. (a)        3,870,400
 127,033     First Data Corp.                        10,369,068
 235,000     Manpower, Inc.                           7,813,750
 263,600     Omnicom Group                           12,323,300
 199,000     Reuters Holdings PLC (ADR) (United
                Kingdom)                             13,780,750
                                                   ------------
                                                     61,046,862
---------------------------------------------------------------
Cellular Communications--0.9%
 186,800     Vodafone Group PLC (ADR) (United
                Kingdom)                              6,374,550
---------------------------------------------------------------
Computer Systems/Peripherals--4.8%
 119,300     Dell Computer Corp. (a)                  9,275,575
 311,000     Hewlett-Packard Co.                     15,161,250
 160,000     Seagate Technology, Inc. (a)             8,940,000
                                                   ------------
                                                     33,376,825
---------------------------------------------------------------
EDP Software & Services--11.0%
 245,600     America Online, Inc. (a)                 8,749,500
 315,325     Computer Associates International, Inc. 18,840,669
 162,200     Electronic Data Systems Corp., (New)     9,955,025
 199,700     Intuit, Inc. (a)                         6,290,550
 290,400     Macromedia, Inc. (a)                     6,025,800
 127,800     Microsoft Corp. (a)                     16,853,625
 174,400     SAP AG (ADR) (Germany)                   9,897,200
                                                   ------------
                                                     76,612,369
---------------------------------------------------------------
Electrical Equipment--1.3%
 256,700     Picturetel Corp. (a)                     9,048,675
---------------------------------------------------------------
Financial Companies--0.5%
  96,500     Federal National Mortgage Assn.          3,365,438
---------------------------------------------------------------
Health Care Services--3.4%
 267,900     Healthsouth Corp. (a)                   10,280,663
 345,200     PhyCor, Inc. (a)                        13,139,175
                                                   ------------
                                                     23,419,838
---------------------------------------------------------------
Household & Personal Care Products--4.2%
 245,400     Gillette Co.                            17,699,475
 126,100     Kimherly-Clark Corp.                    11,112,563
                                                   ------------
                                                     28,812,038
---------------------------------------------------------------
Hotels--2.0%
 497,200     Hilton Hotels Corp.                     14,108,050

---------------------------------------------------------------

See Notes to Financial Statements.

Portfolio Of Investments as
of September 30, 1996           PRUDENTIAL JENNISON GROWTH FUND
===============================================================

Shares         Description                       Value (Note 1)
---------------------------------------------------------------

Industrial Technology/Instruments--2.1%
   204,100     KLA Instruments Corp. (a)           $  4,592,250
   220,200     Symhol Technologies, Inc. (a)         10,129,200
                                                   ------------
                                                     14,721,450
---------------------------------------------------------------
Insurance--5.0%
    80,600     CIGNA Corp.                            9,661,925
   181,900     MGIC Investment Corp.                 12,255,512
   260,432     Mutual Risk Management, Ltd.           7,552,528
    84,500     UNUM Corp.                             5,418,563
                                                   ------------
                                                     34,888,528
---------------------------------------------------------------
Machinery--1.0%
   187,000     Harnischfeger Industries, Inc.         7,059,250
---------------------------------------------------------------
Media--4.8%
   118,000     Clear Channel
                Communications, Inc. (a)             10,443,000
   252,200     Disney (Walt) Co.                     15,983,175
   219,350     Infinity Broadcasting
                Corp., Class A (a)                    6,909,525
                                                   ------------
                                                     33,335,700
---------------------------------------------------------------
Networking--6.8%
   301,800     3Com Corp. (a)                        18,126,862
   130,300     Ascend Communications, Inc. (a)        8,616,088
   327,600     Cisco Systems, Inc. (a)               20,331,675
                                                   ------------
                                                     47,074,625
---------------------------------------------------------------
Oil Services--1.3%
   111,700     Schlumberger, Ltd.                     9,438,650
---------------------------------------------------------------
Pharmaceuticals--10.0%
   101,400     Astra AB (Sweden)                      4,285,261
    82,600     Astra AB Class A (ADR) (Sweden)        3,484,688
    80,800     Ciba-Geigy AG (ADR) (Switzerland)      5,140,900
     4,190     Ciba-Geigy AG (Switzerland)            5,358,176
   252,100     Johnson & Johnson Co.                 12,920,125
   162,900     Lilly (Eli) & Co.                     10,507,050
   181,200     Pfizer, Inc.                          14,337,450
   220,500     SmithKline Beecham PLC (ADR)
                   (United Kingdom)                  13,422,937
                                                   ------------
                                                     69,456,587
---------------------------------------------------------------
Publishing--1.5%
   144,000     Scholastic Corp. (a)                  10,440,000
---------------------------------------------------------------
Restaurants--1.1%
   249,000     Lone Star Steakhouse
                & Saloon, Inc. (a)                    7,578,938
---------------------------------------------------------------
Retail--9.2%
   373,700     AutoZone, Inc. (a)                    10,837,300
   267,200     Corporate Express, Inc.               10,387,400
   182,500     Gap, Inc.                              5,269,687
   245,633     Home Depot, Inc.                      13,970,377
   278,400     Kohl's Corp.                          10,022,400
   163,400     Saks Holdings, Inc.                    5,719,000
   482,400     Sunglass Hut Int'l., Inc. (a)          7,688,250
                                                   ------------
                                                     63,894,414
---------------------------------------------------------------
Electronic Components--5.4%
   279,800     Intel Corp.                           26,703,412
   223,700     International Rectifier Corp. (a)      3,103,838
   341,600     LSI Logic Corp.(a)                     7,942,200
                                                   ------------
                                                     37,749,450
---------------------------------------------------------------
Telecommunications Equipment--4.5%
   355,900     Ericsson (L.M.) Telephone Co., Inc.
                  (ADR) (Sweden)                      9,030,962
   216,800     Nokia Corp. (ADR) (Finland)            9,593,400
   178,400     Tellabs, Inc.(a)                      12,599,500
                                                   ------------
                                                     31,223,862
---------------------------------------------------------------
Telephones-0.3%
    76,800     MCI Communications Corp.               1,968,000
                                                   ------------
               Total long-term investments
                  (cost $579,362,421)               688,406,332


---------------------------------------------------------------
                             See Notes to Financial Statements.

PRUDENTIAL JENNISON GROWTH FUND
Portfolio of Investments as of September 30, 1996
===================================================================

             Principal
Moody's      Amount
Rating       (000)        Description                Value (Note 1)
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.0%
COMMERCIAL PAPER--1.0%
P1           $   6,602    Ford Motor Credit Co.,
                            5.36%, 10/1/96
                            (cost $6,602,000)         $   6,602,000

U.S. GOVERNMENT SECURITY
                          United States Treasury Bill
                   135      5.14%, 12/26/96
                            (cost $133,342)                 133,342
                                                      -------------
                          Total short-term investments
                            (cost $6,735,342)             6,735,342
                                                      -------------
-------------------------------------------------------------------
Total Investments--100.1%
                          (cost $586,097,763; Note 4)   695,141,674
                          Liabilities in excess
                            of other assets--(0.l%)        (464,318)
                                                      -------------
             Net Asset--100%                          $ 694,677,356
                                                      -------------
----------
(a)  Non-income producing security.
ADR--American Depository Receipt.

-------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities              PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Assets                                                                                                      September 30, 1997
                                                                                                            ------------------

Investments, at value (cost $586,097,763)...................................................................      $695,141,674
Cash........................................................................................................           453,117
Receivable for investments sold.............................................................................         5,671,677
Receivable for Fund shares sold.............................................................................         3,372,066
Dividends and interest receivable...........................................................................           370,243
Deferred expenses and other assets..........................................................................           187,623
                                                                                                                  ------------
   Total assets.............................................................................................       705,196,400
                                                                                                                  ------------
Liabilities
Payable for investments purchased...........................................................................         6,147,013
Payable for Fund shares reacquired..........................................................................         3,222,198
Accrued expenses and other liabilities......................................................................           592,921
Management fee payable......................................................................................           346,672
Distribution fees payable...................................................................................           210,240
                                                                                                                  ------------
   Total liabilities........................................................................................        10,519,044
                                                                                                                  ------------
Net Assets..................................................................................................       694,677,356
                                                                                                                  ============
Net assets were comprised of:
   Common stock, at par.....................................................................................      $     63,469
   Paid-in capital in excess of par.........................................................................       594,746,508
                                                                                                                  ------------
                                                                                                                   594,809,977
   Accumulated net realized loss on investments.............................................................        (9,176,492)
   Net unrealized appreciation on investments...............................................................       109,043,871
                                                                                                                  ------------
Net assets, September 30, 1996..............................................................................      $694,677,356
                                                                                                                  ============
Class A:
   Net asset value and redemption price per share
      ($85,439,568 / 7,790,185 shares of common stock issued and outstanding)...............................            $10.97
   Maximum sales charge (5.0% of offering price)............................................................               .58
                                                                                                                        ------
   Maximum offering price to public.........................................................................            $11.55
                                                                                                                        ======
Class B:
   Net asset value, offering price and redemption price per share
      ($231,541,269 / 21,258A23 shares of common stock issued and outstanding)..............................            $10.89
                                                                                                                        ======
Class C:
   Net asset value, offering price and redemption price per share
      ($15,280,552 / 1,402,944 shares of common stock issued and outstanding................................            $10.89
                                                                                                                        ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($362,415,967 / 33,017,749 shares of common stock issued and outstanding...............................           $10.98
                                                                                                                        ======

PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations
====================================================================

                                                 November 2, 1995(a)
                                                      Through
NET INVESTMENT INCOME                            September 30, 1996
                                                --------------------
Income
    Dividends (net of foreign withholding
     taxes of $54,311)..............................  $ 1,662,651
     Interest.......................................      480,129
                                                      -----------
     Total income...................................    2,142,780
                                                      -----------
Expenses
  Distribution fee--Class A.........................      161,221
  Distribution fee--Class B.........................    1,482,118
  Distribution fee--Class C.........................      114,523
  Management fee....................................    1,418,805
  Transfer agent's fees and expenses................      377,000
  Registration fees.................................      245,000
  Reports to shareholders...........................      140,000
  Custodian's fees and expenses.....................      112,000
  Amortization of deferred organization
     expense........................................       44,589
  Legal fees and expenses...........................       42,000
  Audit fees and expenses...........................       25,000
  Directors' fees...................................       22,500
  Miscellaneous.....................................        4,861
                                                      -----------
     Total expenses.................................    4,189,617
                                                      -----------
Net investment loss.................................   (2,046,837)
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investment transactions........   (9,176,492)
Net unrealized appreciation of investments..........   36,196,257
                                                      -----------
Net gain on investments.............................   27,019,765
                                                      -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.....................................  $24,972,928
                                                      ===========
----------
(a) Commencement of investment operations.


PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets
=====================================================================

                                                  November 2, 1995(a)
INCREASE (DECREASE)                                   Through
IN NET ASSETS                                     September 30, 1996
                                                 --------------------

Operations
 Net investment loss.............................     $(2,046,837)

 Net realized loss on investment
   transactions..................................      (9,176,492)

 Net unrealized appreciation on
   investments...................................      36,196,257
                                                     ------------

 Net increase in net assets resulting from
   operations....................................      24,972,928
                                                     ------------

Fund share transactions (net of share
   conversion) (Note 5)

 Net proceeds from shares sold...................     819,026,956

 Cost of shares reacquired........................   (149,422,528)
                                                     ------------
Net increase in net assets from Fund
   share transactions............................     669,604,428
                                                     ------------
Total increase...................................     694,577,356

NET ASSETS

Beginning of period..............................         100,000
                                                     ------------
End of period....................................    $694,677,356
                                                     ============
----------
(a) Commencement of investment operations.

---------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Prudential Jennison Growth Fund (the "Series") is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of each Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Mutual Fund Management LLC. ("PMF"). Investment operations commenced on November
2, 1995.

The Series' investment objective is to achieve long-term growth of capital by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principle market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time:

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the period ended September 30, 1996, the Series reclassified current net operating losses by decreasing accumulated net investment loss and decreasing paid-in capital by $2,046,837. Net investment income, net realized gains, and net assets were not affected by this change.

Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $250,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL JENNISON GROWTH FUND
================================================================================

NOTE 2. AGREEMENTS

The Fund has a management agreement with PMF. Pursuant to a subadvisory agreement between PMF and Jennison Associates Capital Corp. ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PMF, is responsible for managing the assets of the Series in accordance with its investment objectives, and policies.

The management fee paid PMF will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PMF pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PMF also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PSI has agreed to limit its distribution-related costs to .25 of 1% of average daily net assets for the fiscal year ended September 30, 1996. With respect to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related costs at an annual rate of 1% of the average daily net assets.

PSI has advised the Series that it has received approximately $909,000 in front-end sales charges resulting from sales of Class A shares during the period ended September 30, 1996. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the period ended September 30, 1996, it received approximately $350,000 and $10,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PMF, Jennison and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended September 30, 1996, the Fund incurred fees of approximately $312,000 for the services of PMFS. As of September 30, 1996, approximately $41,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 1996 were $441,740,023 and $121,903,591, respectively.

The federal income tax cost basis of the Fund's investments at September
30, 1996, was $589,584,288 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $105,557,386 (gross unrealized appreciation-$127,649,114; gross unrealized depreciation-$22,091,728).

The Fund will elect to treat net capital losses of approximately $6,706,000 incurred in the eleven month period ended September 30, 1996 as having been incurred in the following year.

--------------------------------------------------------------------------------
NOTE 5. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective April 15, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered for sale to specific categories of investors.

There are 2.5 billion shares of $.001 par value common stock authorized which are divided into four classes, designated Class A, Class B, Class C and Class 1, each of which consists of 1 billion, 500 million, 500 million and 500 million authorized shares, respectively.

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL JENNISON GROWTH FUND
================================================================================

Transactions in shares of common stock for the period November 2,1995 (commencement of investment operations) through September 30, 1996 were as follows:

Class A                                               Shares          Amount
-------                                             -----------   -------------
Shares sold......................................    18,039,463   $ 185,913,237
Shares reacquired................................   (10,367,758)   (108,741,785)
                                                    -----------   -------------
Net increase in shares outstanding before
  conversion.....................................     7,671,705      77,171,452
Shares issued upon conversion from Class B.......       115,146       1,214,220
                                                    -----------   -------------
Net increase in shares outstanding...............     7,786,851   $  78,385,672
                                                    ===========   =============
Class B
-------
Shares sold......................................    23,516,319   $ 240,060,319
Shares reacquired................................    (2,146,698)    (22,165,141)
                                                    -----------   -------------
Net increase in shares outstanding before
 conversion......................................    21,369,621     217,895,178
Shares reacquired upon conversion into
 Class A..........................................     (114,531)     (1,214,220)
                                                    -----------   -------------
Net increase in shares outstanding...............    21,255,090   $ 216,680,958
                                                    ===========   =============
Class C
-------
Shares sold......................................     1,610,012   $  16,355,793
Shares reacquired................................      (210,401)     (2,163,259)
                                                    -----------   -------------
Net increase in shares outstanding...............     1,399,611   $  14,192,534
                                                    ===========   =============
Class Z
-------
April 15,1996(a) through
 September 30, 1996
Shares sold......................................     2,971,624   $  32,570,435
Shares issued due to merger (Note 6).............    31,510,396     344,127,172
Shares reacquired................................    (1,464,271)    (16,352,343)
                                                    -----------   -------------
Net increase in shares outstanding...............    33,017,749   $ 360,345,264
                                                    ===========   =============

(a) Commencement of offering of Class Z shares.

Of the shares outstanding at September 30, 1996, PMF and affiliates owned 5,633,139 shares of the Fund.

--------------------------------------------------------------------------------
NOTE 6. ACQUISITION OF THE PRUDENTIAL INSTITUTIONAL FUND-GROWTH STOCK FUND

On September 20,1996, the Fund acquired all of the net assets of The Prudential Institutional Fund-Growth Stock Fund ("Growth Stock Fund") in exchange for Class Z shares of the Fund pursuant to a plan of reorganization approved by Growth Stock Fund shareholders on September 6,1996. The acquisition was accomplished by a tax-free exchange of 31,510,396 Class Z shares of the Fund (valued at $344,127,172 in the aggregate) for 19,673,729 shares of Growth Stock Fund outstanding on September 20, 1996. The aggregate net assets of the Fund and Growth Stock immediately before the acquisition were $347,516,537 and $344,127,172 (including $72,847,614 of net unrealized appreciation for the Growth Stock Fund), respectively, thereby resulting in combined net assets of $691,643,709 immediately after the reorganization.

FINANCIAL HIGHLIGHTS                             PRUDENTIAL JENNISON GROWTH FUND
================================================================================

                                                          CLASS A          CLASS B          CLASS C          CLASS Z
                                                        ------------     ------------     ------------     ------------
                                                        November 2,      November 2,      November 2,       April 15,
                                                          1995(a)          1995(a)          1995(a)          1996(a)
                                                          Through          Through          Through          Through
                                                        September 30,    September 30,   September 30,     September 30,
                                                           1996(d)          1996(d)         1996(d)          1996(d)
                                                        ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................   $ 10.00       $  10.00           $ 10.00           $ 10.32
                                                           -------       --------           -------           -------
Income from investment operations
Net investment loss.....................................      (.03)          (.10)             (.10)             (.02)
Net realized and unrealized gain on investment
   transactions.........................................      1.00            .99               .99               .68
                                                           -------       --------           -------           -------
   Total from investment operations.....................       .97            .89               .89               .66
                                                           -------       --------           -------           -------
Net asset value, end of period..........................   $ 10.97       $  10.89           $ 10.89           $ 10.98
                                                           =======       ========           =======           =======


TOTAL RETURN(c).........................................      9.70%          8.90%             8.90%             6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........................   $85,440       $231,541           $15,281          $362,416
Average net assets (000)................................   $70,667       $162,412           $12,550          $ 26,829
Ratios to average net assets(b):
   Expenses, including distribution fees................      1.23%          1.98%             1.98%              .98%
   Expenses, excluding distribution fees................       .98%           .98%              .98%              .98%
   Net investment loss..................................      (.37)%        (1.12)%           (1.12)%            (.12)%
Portfolio turnover rate.................................        42%            42%               42%               42%
Average commission rate paid per share..................   $ .0611       $  .0611           $ .0611          $  .0611

----------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT                     PRUDENTIAL JENNISON GROWTH FUND
================================================================================

The Shareholders and Board of Directors
Prudential Jennison Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Jennison Growth Fund as of September 30, 1996, the related statements of operations and of changes in net assets, and the financial highlights for the period November 2, 1995 (commencement of investment operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles wed and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Growth Fund as of September 30, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated period, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
November 4,1996

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997 (Unaudited)                PRUDENTIAL JENNISON GROWTH FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.2%
COMMON STOCKS--96.2%
------------------------------------------------------------
Aerospace/Defense--2.7%
 213,800     Boeing Co.                            $ 21,086,025
------------------------------------------------------------
Apparel--0.9%
 116,100     NIKE, Inc., Class B                      7,198,200
------------------------------------------------------------
Banks--2.2%
 180,800     Chase Manhattan Corp.                   16,927,400
------------------------------------------------------------
Beverages--1.6%
 375,200     PepsiCo, Inc.                           12,240,900
------------------------------------------------------------
Brokerage Services--1.5%
 192,600     Morgan Stanley Group, Inc.              11,315,250
------------------------------------------------------------
Business Services--9.1%
 602,425     CUC International, Inc. (a)             13,554,562
 377,600     Eagle River Interactive, Inc. (a)        4,059,200
 122,100     Federal Express Corp., Class A (a)       6,364,463
 363,166     First Data Corp.                        12,302,248
 161,000     Manpower, Inc.                           5,796,000
 262,100     Omnicom Group, Inc.                     13,072,237
 264,500     Reuters Holdings PLC (ADR)
                (United Kingdom)                     15,390,594
                                                   ------------
                                                     70,539,304
------------------------------------------------------------
Cellular Communications--1.2%
 208,900     Vodafone Group PLC (ADR) (United
                Kingdom)                              9,217,713
------------------------------------------------------------
Computer Systems/Peripherals--9.5%
 187,800     Compaq Computer Corp. (a)               14,390,175
 196,100     Dell Computer Corp. (a)                 13,261,263
 362,300     Hewlett-Packard Co.                     19,292,475
  81,800     International Business Machines
                Corp.                              $ 11,237,275
 336,900     Seagate Technology, Inc. (a)            15,118,387
                                                   ------------
                                                     73,299,575
------------------------------------------------------------
EDP Software & Services--6.0%
  27,725     Computer Associates International,
                Inc.                                  1,077,809
 287,500     Electronic Data Systems Corp.           11,607,813
 339,400     Intuit, Inc. (a)                         7,891,050
 174,700     Microsoft Corp. (a)                     16,017,806
 181,800     SAP AG (ADR)(Germany)                   10,377,817
                                                   ------------
                                                     46,972,295
------------------------------------------------------------
Electronic Components--7.3%
 177,500     Intel Corp.                             24,694,687
 610,400     International Rectifier Corp. (a)        7,248,500
 412,500     LSI Logic Corp. (a)                     14,334,375
 139,900     Texas Instruments, Inc.                 10,475,013
                                                   ------------
                                                     56,752,575
------------------------------------------------------------
Financial Companies--1.7%
 193,400     MBNA Corp.                               5,391,025
 240,300     Schwab (Charles) Corp.                   7,659,562
                                                   ------------
                                                     13,050,587
------------------------------------------------------------
Health Care Services--2.9%
 595,400     Healthsouth Corp. (a)                   11,387,025
 403,500     PhyCor, Inc. (a)                        10,995,375
                                                   ------------
                                                     22,382,400
------------------------------------------------------------
Hotels--1.5%
 490,600     Hilton Hotels Corp.                     11,897,050
------------------------------------------------------------
Household & Personal Care Products--4.2%
 257,000     Gillette Co.                            18,664,625
 143,000     Kimberly-Clark Corp.                    14,210,625
                                                   ------------
                                                     32,875,250

-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997 (Unaudited)                PRUDENTIAL JENNISON GROWTH FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Industrial Technology/Instruments--4.0%
 175,600     Applied Materials, Inc. (a)           $  8,143,450
 302,300     KLA Instruments Corp. (a)               11,033,950
 246,600     Symbol Technologies, Inc. (a)           11,898,450
                                                   ------------
                                                     31,075,850
------------------------------------------------------------
Insurance--6.7%
  88,100     CIGNA Corp.                             12,873,613
 217,700     MGIC Investment Corp.                   15,402,275
 274,433     Mutual Risk Management, Ltd.             9,948,196
 183,200     UNUM Corp.                              13,373,600
                                                   ------------
                                                     51,597,684
------------------------------------------------------------
Machinery--1.3%
 197,100     Case Corp.                              10,002,825
------------------------------------------------------------
Media--4.1%
 269,700     Clear Channel Communications, Inc.
                (a)                                  11,563,387
 275,300     The Walt Disney Co.                     20,096,900
                                                   ------------
                                                     31,660,287
------------------------------------------------------------
Networking--3.6%
 180,900     Ascend Communications, Inc. (a)          7,371,675
 297,500     Cisco Systems, Inc. (a)                 14,317,188
 187,500     3Com Corp. (a)                           6,140,625
                                                   ------------
                                                     27,829,488
------------------------------------------------------------
Oil/Petroleum Services--4.2%
 161,900     Schlumberger, Ltd.                      17,363,775
 574,100     Union Pacific Resources Group, Inc.     15,357,175
                                                   ------------
                                                     32,720,950
------------------------------------------------------------
Pharmaceuticals--11.6%
 186,200     Astra AB Class A (ADR)(Sweden)           8,658,300
 236,400     Bristol-Myers Squibb Co.                13,947,600
 183,100     Eli Lilly & Co.                         15,059,975
 224,100     Merck & Co., Inc.                       18,880,425
 201,600     Pfizer, Inc.                          $ 16,959,600
 236,300     SmithKline Beecham PLC (ADR)
                (United Kingdom)                     16,541,000
                                                   ------------
                                                     90,046,900
------------------------------------------------------------
Retail--3.4%
 334,100     Corporate Express, Inc. (a)              3,424,525
 356,700     Gap, Inc.                               11,949,450
 263,000     Kohl's Corp. (a)                        11,144,625
                                                   ------------
                                                     26,518,600
------------------------------------------------------------
Telecommunications Equipment--5.0%
 383,800     Ericsson (L.M.) Telephone Co.,
                Inc., Class B (ADR)(Sweden)          12,977,237
 258,200     Nokia Corp. (ADR)(Finland)              15,040,150
 297,300     Tellabs, Inc. (a)                       10,739,963
                                                   ------------
                                                     38,757,350
                                                   ------------
             Total long-term investments
                (cost $652,324,301)                 745,964,458
                                                   ------------
             Principal
Moody's      Amount
Rating       (000)
------------------------------------------------------------
SHORT-TERM INVESTMENT--3.0%
Commercial Paper--3.0%
P1           $  23,102    Chevron Oil Finance Co.,
                           6.00%, 4/1/97
                           (cost $23,102,000)            23,102,000
------------------------------------------------------------
Total Investments--99.2%
                          (cost $675,426,301; Note 4)   769,066,458
                          Other assets in excess of
                           liabilities--0.8%              6,022,219
                                                       ------------
                          Net Assets--100%             $775,088,677
                                                       ------------
                                                       ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities       PRUDENTIAL JENNISON SERIES FUND, INC.
(Unaudited)                               PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at value (cost $675,426,301)..................................................................       $769,066,458
Cash.......................................................................................................            534,960
Receivable for investments sold............................................................................          8,950,514
Receivable for Fund shares sold............................................................................          5,051,093
Dividends and interest receivable..........................................................................          1,039,458
Deferred expenses and other assets.........................................................................            148,765
                                                                                                                 --------------
   Total assets............................................................................................        784,791,248
                                                                                                                 --------------
Liabilities
Payable for Fund shares reacquired.........................................................................          5,213,573
Payable for investments purchased..........................................................................          3,555,554
Management fee payable.....................................................................................            416,198
Distribution fees payable..................................................................................            268,678
Accrued expenses and other liabilities.....................................................................            248,568
                                                                                                                 --------------
   Total liabilities.......................................................................................          9,702,571
                                                                                                                 --------------
Net Assets.................................................................................................       $775,088,677
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $     69,630
   Paid-in capital in excess of par........................................................................        666,189,317
                                                                                                                 --------------
                                                                                                                   666,258,947
   Accumulated net investment loss.........................................................................         (1,465,766)
   Accumulated net realized gain on investments............................................................         16,656,828
   Net unrealized appreciation on investments..............................................................         93,638,668
                                                                                                                 --------------
Net assets, March 31, 1997.................................................................................       $775,088,677
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($90,708,484 / 8,126,760 shares of common stock issued and outstanding)..............................             $11.16
   Maximum sales charge (5% of offering price).............................................................                .59
                                                                                                                 --------------
   Maximum offering price to public........................................................................             $11.75
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($261,734,453 / 23,698,391 shares of common stock issued and outstanding)............................             $11.04
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($15,875,241 / 1,437,412 shares of common stock issued and outstanding)..............................             $11.04
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($406,770,499 / 36,367,014 shares of common stock issued and outstanding)............................             $11.19
                                                                                                                 --------------
                                                                                                                 --------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                                 Six Months
                                                   Ended
Net Investment Income                          March 31, 1997
Income
   Dividends (net of foreign witholding
      taxes of $91,824).....................    $  2,882,371
   Interest.................................         391,840
                                               --------------
      Total income..........................       3,274,211
                                               --------------
Expenses
   Distribution fee--Class A................         116,749
   Distribution fee--Class B................       1,297,945
   Distribution fee--Class C................          81,275
   Management fee...........................       2,311,209
   Transfer agent's fees and expenses.......         612,000
   Custodian's fees and expenses............          74,000
   Reports to shareholders..................          73,000
   Legal fees and expenses..................          65,000
   Registration fees........................          54,000
   Amortization of deferred organization
      expense...............................          18,932
   Audit fees and expenses..................          17,500
   Directors' fees..........................           5,600
   Miscellaneous............................          12,767
                                               --------------
      Total expenses........................       4,739,977
                                               --------------
Net investment loss.........................      (1,465,766)
                                               --------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions.............................      25,833,320
Net change in unrealized appreciation on
   investments..............................     (15,405,203)
                                               --------------
Net gain on investments.....................      10,428,117
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................    $  8,962,351
                                               --------------
                                               --------------

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                Six Months     November 2, 1995(a)
                                  Ended              Through
Increase (Decrease)             March 31,         September 30,
in Net Assets                      1997                1996
Operations
   Net investment loss......   $ (1,465,766)       $ (2,046,837)
   Net realized gain (loss)
      on investments........     25,833,320          (9,176,492)
   Net change in unrealized
      appreciation on
      investments...........    (15,405,203)         36,196,257
                               ------------    --------------------
   Net increase in net
      assets resulting from
      operations............      8,962,351          24,972,928
                               ------------    --------------------
Fund share transactions (net
   of share conversion)
   (Note 5)
   Net proceeds from shares
      sold..................    377,247,065         819,026,956
   Cost of shares
      reacquired............   (305,798,095)       (149,422,528)
                               ------------    --------------------
   Net increase in net
      assets from Fund share
      transactions..........     71,448,970         669,604,428
                               ------------    --------------------
Total increase..............     80,411,321         694,577,356
Net Assets
Beginning of period.........    694,677,356             100,000
                               ------------    --------------------
End of period...............   $775,088,677        $694,677,356
                               ------------    --------------------
                               ------------    --------------------

---------------
(a) Commencement of investment operations.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements (Unaudited) PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
Prudential Jennison Growth Fund (the 'Series') is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of each Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 2, 1995.

The Series' investment objective is to achieve long-term growth of capital by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.
Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principle market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $250,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to a subadvisory agreement between PIFM and Jennison Associates Capital Corp. ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30
--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements (Unaudited) PRUDENTIAL JENNISON GROWTH FUND
-------------------------------------------------------------------------------
of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PSI has agreed to limit its distribution-related costs to .25 of 1% of average daily net assets for the six months ended March 31, 1997. With respect to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related costs at an annual rate of 1% of the average daily net assets.

PSI has advised the Series that it has received approximately $222,000 in front-end sales charges resulting from sales of Class A shares during the six months ended March 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the six months ended March 31, 1997, it received approximately $340,200 and $3,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, Jennison and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $220,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of March 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 1997, the Fund incurred fees of approximately $561,000 for the services of PMFS. As of March 31, 1997, approximately $102,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates. For the six months ended March 31, 1997, PSI earned approximately $13,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 1997 were $299,397,926 and $252,265,431, respectively.

The cost of investments for federal income tax purposes at March 31, 1997, was $676,579,610 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $92,486,848 (gross unrealized appreciation--$120,278,587; gross unrealized depreciation--$27,791,739).
The Fund will elect to treat net capital losses of approximately $6,706,000 incurred in the eleven month period ended September 30, 1996 as having been incurred in the current year.

------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered for sale to specific categories of investors.
-------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements (Unaudited) PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
There are 2.5 billion shares of $.001 par value common stock authorized which are divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 500 million and 500 million authorized shares, respectively. Of the shares outstanding at March 31, 1997, PIFM and affiliates owned 5,673,139 shares of the Fund.
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended March 31, 1997
Shares sold........................   11,073,129   $ 128,555,705
Shares reacquired..................  (10,883,765)   (125,746,338)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................      189,364       2,809,367
Shares issued upon conversion from
  Class B..........................      147,211       1,709,025
                                     -----------   -------------
Net increase in shares
  outstanding......................      336,575   $   4,518,392
                                     -----------   -------------
                                     -----------   -------------
November 2, 1995(a) through
  September 30, 1996
Shares sold........................   18,039,463   $ 185,913,237
Shares reacquired..................  (10,367,758)   (108,741,785)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    7,671,705      77,171,452
Shares issued upon conversion from
  Class B..........................      115,146       1,214,220
                                     -----------   -------------
Net increase in shares
  outstanding......................    7,786,851   $  78,385,672
                                     -----------   -------------
                                     -----------   -------------
Class B
-----------------------------------
Six months ended March 31, 1997
Shares sold........................    4,731,001   $  54,455,762
Shares reacquired..................   (2,142,402)    (24,662,538)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    2,588,599      29,793,224
Shares reacquired upon conversion
  into Class A.....................     (148,631)     (1,709,025)
                                     -----------   -------------
Net increase in shares
  outstanding......................    2,439,968   $  28,084,199
                                     -----------   -------------
                                     -----------   -------------
November 2, 1995(a) through
  September 30, 1996
Shares sold........................   23,516,319   $ 240,060,319
Shares reacquired..................   (2,146,698)    (22,165,141)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................   21,369,621     217,895,178
Shares reacquired upon conversion
  into Class A.....................     (114,531)     (1,214,220)
                                     -----------   -------------
Net increase in shares
  outstanding......................   21,255,090   $ 216,680,958
                                     -----------   -------------
                                     -----------   -------------
Class C                                Shares         Amount
-----------------------------------  -----------   -------------
Six months ended March 31, 1997
Shares sold........................      188,332   $   2,168,599
Shares reacquired..................     (153,864)     (1,764,916)
                                     -----------   -------------
Net increase in shares
  outstanding......................       34,468   $     403,683
                                     -----------   -------------
                                     -----------   -------------
November 2, 1995(a) through
  September 30, 1996
Shares sold........................    1,610,012   $  16,355,793
Shares reacquired..................     (210,401)     (2,163,259)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,399,611   $  14,192,534
                                     -----------   -------------
                                     -----------   -------------
Class Z
-----------------------------------
Six months ended March 31, 1997
Shares sold........................   16,557,646   $ 192,066,999
Shares reacquired..................  (13,208,381)   (153,624,303)
                                     -----------   -------------
Net increase in shares
  outstanding......................    3,349,265   $  38,442,696
                                     -----------   -------------
                                     -----------   -------------
April 15, 1996(a) through
  September 30, 1996
Shares sold........................    2,971,624   $  32,570,435
Shares issued due to acquisition of
  fund.............................   31,510,396     344,127,172
Shares reacquired..................   (1,464,271)    (16,352,343)
                                     -----------   -------------
Net increase in shares
  outstanding......................   33,017,749   $ 360,345,264
                                     -----------   -------------
                                     -----------   -------------

(a) Commencement of investment operations.
-------------------------------------------------------------------------------

                                    PRUDENTIAL JENNISON SERIES FUND, INC.
Financial Highlights (Unaudited)          PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                  Class A                         Class B                         Class C
                                      ---------------------------     ---------------------------     --------------------------
                                         Six         November 2,         Six         November 2,         Six         November 2,
                                       Months          1995(a)         Months          1995(a)         Months          1995(a)
                                        Ended          Through          Ended          Through          Ended          Through
                                      March 31,     September 30,     March 31,     September 30,     March 31,     September 30,
                                       1997(d)         1996(d)         1997(d)         1996(d)         1997(d)         1996(d)
                                      ---------     -------------     ---------     -------------     ---------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................     $ 10.97         $ 10.00        $  10.89        $   10.00        $ 10.89         $ 10.00
                                        ---------         ------        ---------     -------------     ---------         ------
Income from investment operations
Net investment loss.................        (.01)           (.03)           (.06 )           (.10)          (.06)           (.10)
Net realized and unrealized gain on
   investment transactions..........         .20            1.00             .21              .99            .21             .99
                                        ---------         ------        ---------     -------------     ---------         ------
   Total from investment
      operations....................         .19             .97             .15              .89            .15             .89
                                        ---------         ------        ---------     -------------     ---------         ------
Net asset value, end of period......     $ 11.16         $ 10.97        $  11.04        $   10.89        $ 11.04         $ 10.89
                                        ---------         ------        ---------     -------------     ---------         ------
                                        ---------         ------        ---------     -------------     ---------         ------
TOTAL RETURN(c).....................        1.73%           9.70%           1.38 %           8.90%          1.38%           8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....     $90,708         $85,440        $261,734        $ 231,541        $15,875         $15,281
Average net assets (000)............     $93,656         $70,667        $260,302        $ 162,412        $16,300         $12,550
Ratios to average net assets(b):
   Expenses, including distribution
      fees..........................        1.09%           1.23%           1.84 %           1.98%          1.84%           1.98%
   Expenses, excluding distribution
      fees..........................         .84%            .98%            .84 %            .98%           .84%            .98%
   Net investment income (loss).....        (.24)%          (.37)%          (.99 )%         (1.12)%         (.99)%         (1.12)%
Portfolio turnover rate.............          34%             42%             34 %             42%            34%             42%
Average commission rate paid per
   share............................     $ .0598         $ .0611        $  .0598        $   .0611        $ .0598         $ .0611
                                                Class Z
                                      ---------------------------
                                         Six          April 15,
                                       Months          1996(a)
                                        Ended          Through
                                      March 31,     September 30,
                                       1997(d)         1996(d)
                                      ---------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................  $  10.98        $   10.32
                                      ---------     -------------
Income from investment operations
Net investment loss.................        --             (.02)
Net realized and unrealized gain on
   investment transactions..........       .21              .68
                                      ---------     -------------
   Total from investment
      operations....................       .21              .66
                                      ---------     -------------
Net asset value, end of period......  $  11.19        $   10.98
                                      ---------     -------------
                                      ---------     -------------
TOTAL RETURN(c).....................      1.91 %           6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....  $406,770        $ 362,416
Average net assets (000)............  $402,262        $  26,829
Ratios to average net assets(b):
   Expenses, including distribution
      fees..........................       .84 %            .98%
   Expenses, excluding distribution
      fees..........................       .84 %            .98%
   Net investment income (loss).....       .01 %           (.12)%
Portfolio turnover rate.............        34 %             42%
Average commission rate paid per
   share............................  $  .0598        $   .0611

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997                            PRUDENTIAL JENNISON GROWTH &
(Unaudited)                               INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--81.0%
COMMON STOCKS--81.0%
------------------------------------------------------------
Aerospace/Defense--2.6%
   4,400     Boeing Co.                            $    433,950
  34,600     General Motors Corp., Class H            1,877,050
                                                   ------------
                                                      2,311,000
------------------------------------------------------------
Airlines--2.5%
  26,300     Delta Airlines, Inc.                     2,212,487
------------------------------------------------------------
Aluminum--2.4%
  34,300     Reynolds Metals Co.                      2,126,600
------------------------------------------------------------
Automobiles & Trucks--3.2%
  50,200     General Motors Corp.                     2,779,825
------------------------------------------------------------
Banking--4.5%
  11,700     Chase Manhattan Corp.                    1,095,412
  19,100     Fleet Financial Group, Inc.              1,093,475
 136,600     Hibernia Corp., Class A                  1,792,875
                                                   ------------
                                                      3,981,762
------------------------------------------------------------
Building & Related Industries--0.8%
  15,800     York International Corp.                   661,625
------------------------------------------------------------
Business Services--4.0%
  38,500     CUC International, Inc. (a)                866,250
  21,800     Manpower, Inc.                             784,800
  63,000     Ryder System, Inc.                       1,842,750
                                                   ------------
                                                      3,493,800
------------------------------------------------------------
Cellular Communications--0.7%
  13,300     Vodafone Group PLC (ADR) (United
                Kingdom)                                586,863
Commercial Services--1.5%
  64,300     Ogden Corp.                           $  1,358,338
------------------------------------------------------------
Computer Systems/Peripherals--5.5%
  22,300     Hewlett-Packard Co.                      1,187,475
  92,400     Intergraph Corp. (a)                       716,100
  16,400     International Business Machines
                Corp.                                 2,252,950
 107,400     Unisys Corp. (a)                           684,675
                                                   ------------
                                                      4,841,200
------------------------------------------------------------
Electrical Equipment--2.5%
 124,700     Westinghouse Electric Corp.              2,213,425
------------------------------------------------------------
Hotels--1.2%
  42,300     Hilton Hotels Corp.                      1,025,775
------------------------------------------------------------
Industrial Technology/Instruments--2.8%
  38,600     Millipore Corp.                          1,635,675
  17,100     Symbol Technologies, Inc. (a)              825,075
                                                   ------------
                                                      2,460,750
------------------------------------------------------------
Insurance--4.0%
  24,200     CIGNA Corp.                              3,536,225
------------------------------------------------------------
Machinery--1.9%
  17,200     Case Corp.                                 872,900
  10,000     Caterpillar, Inc.                          802,500
                                                   ------------
                                                      1,675,400
------------------------------------------------------------
Manufacturing--0.8%
  19,200     Kennametal, Inc.                           696,000

-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997                            PRUDENTIAL JENNISON GROWTH &
(Unaudited)                               INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Mining--3.4%
  33,300     Asarco, Inc.                          $    936,562
  54,300     Newmont Mining Corp.                     2,104,125
                                                   ------------
                                                      3,040,687
------------------------------------------------------------
Office Equipment & Supplies--1.3%
  20,900     Xerox Corp.                              1,188,688
------------------------------------------------------------
Oil/Petroleum Services--9.1%
  29,200     Amerada Hess Corp.                       1,547,600
  30,700     Anadarko Petroleum Corp.                 1,723,037
  72,600     Dresser Industries, Inc.                 2,196,150
  67,400     Union Pacific Resources Group, Inc.      1,802,950
  28,500     YPF Sociedad Anonima (ADR)
                (Argentina)                             755,250
                                                   ------------
                                                      8,024,987
------------------------------------------------------------
Paper & Forest Products--2.7%
  42,100     Boise Cascade Corp.                      1,284,050
  24,100     Champion International Corp.             1,096,550
                                                   ------------
                                                      2,380,600
------------------------------------------------------------
Pharmaceuticals--2.7%
  37,600     Pharmacia & Upjohn, Inc.                 1,377,100
   5,300     Smithkline Beecham PLC (ADR)
                (United Kingdom)                        371,000
  15,100     Vertex Pharmaceuticals, Inc. (a)           611,550
                                                   ------------
                                                      2,359,650
------------------------------------------------------------
Publishing--7.5%
  40,800     American Greetings Corp., Class A        1,303,050
  36,500     McGraw-Hill Companies, Inc.              1,866,062
  37,100     New York Times Co., Class A           $  1,637,038
  43,700     Tribune Co.                              1,769,850
                                                   ------------
                                                      6,576,000
------------------------------------------------------------
Railroads--0.6%
   9,700     Union Pacific Corp.                        550,475
------------------------------------------------------------
Retail--2.3%
 112,500     The Limited, Inc.                        2,067,188
------------------------------------------------------------
Specialty Chemicals--7.2%
  21,800     Betzdearborn, Inc.                       1,376,125
  49,500     Dexter Corp.                             1,491,187
  89,800     Engelhard Corp.                          1,885,800
  20,200     Minerals Technologies, Inc.                671,650
  20,900     Morton International, Inc.                 883,025
                                                   ------------
                                                      6,307,787
------------------------------------------------------------
Steel & Metals--2.3%
  76,600     J & L Specialty Steel, Inc.                919,200
  42,100     USX-U.S. Steel Group, Inc.               1,120,913
                                                   ------------
                                                      2,040,113
------------------------------------------------------------
Telecommunications--1.0%
  24,600     MCI Communications Corp.                   876,375
                                                   ------------
             Total long-term investments
                (cost $70,500,723)                   71,373,625
                                                   ------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of            PRUDENTIAL JENNISON SERIES FUND, INC.
March 31, 1997                            PRUDENTIAL JENNISON GROWTH &
(Unaudited)                               INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

             Principal
Moody's      Amount
Rating       (000)        Description          Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--19.1%
COMMERCIAL PAPER--8.9%
P1           $   2,279    Chevron Oil Finance
                            Co.,
                            6.00%, 4/1/97          $  2,279,000
A1               4,094    Ford Motor Credit Co.,
                            5.50%, 4/11/97            4,094,000
Aaa              1,500    General Electric
                            Capital Corp.,
                            5.53%, 4/18/97            1,500,000
                                                   ------------
                          Total commercial paper
                            (cost $7,873,000)         7,873,000
                                                   ------------
U.S. GOVERNMENT SECURITIES--10.2%
                          United States Treasury
                            Bills
                 8,000(b) 4.94%, 4/3/97               7,997,805
                 1,000    5.20%, 4/3/97                 999,711
                                                   ------------
                          Total U.S. government
                            securities
                            (cost $8,997,516)         8,997,516
                                                   ------------
                          Total short-term
                            investments
                            (cost $16,870,516)       16,870,516
                                                   ------------
------------------------------------------------------------
Total investments before short sales--100.1%
                      (cost $87,371,239; Note 4)     88,244,141
                                                   ------------
COMMON STOCKS SOLD SHORT(a)--(3.7%)
------------------------------------------------------------
Beverages--(1.1%)
(18,400)                  Coca-Cola Co.            $ (1,025,800)
------------------------------------------------------------
Electrical Equipment--(1.2%)
(10,400)                  General Electric Co.       (1,032,200)
------------------------------------------------------------
Household & Personal Care Products--(1.4%)
(10,700)                  Procter & Gamble Co.       (1,227,825)
                                                   ------------
                          Total common stocks
                            sold short (proceeds
                            at cost $3,503,413)      (3,285,825)
                                                   ------------
-------------------------------------------------
Total investments, net of short sales--96.4%         84,958,316
                          Other assets in excess
                            of liabilities--3.6%      3,192,442
                                                   ------------
                          Net Assets--100%         $ 88,150,758
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
(b) $3,500,000 of principal amount pledged as collateral for short sales.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                        PRUDENTIAL JENNNISON SERIES FUND, INC.
Statement of Assets and Liabilities     PRUDENTIAL JENNISON GROWTH &
(Unaudited)                             INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at value (cost $87,371,239)...................................................................       $ 88,244,141
Deposits with broker for securities sold short.............................................................          3,503,413
Receivable for Fund shares sold............................................................................            793,178
Receivable for investments sold............................................................................            792,275
Dividends and interest receivable..........................................................................            106,324
Deferred expenses and other assets.........................................................................             75,690
                                                                                                                 --------------
   Total assets............................................................................................         93,515,021
                                                                                                                 --------------
Liabilities
Investments sold short, at value (proceeds $3,503,413).....................................................          3,285,825
Payable for investments purchased..........................................................................          1,396,025
Payable for Fund shares reacquired.........................................................................            448,482
Accrued expenses and other liabilities.....................................................................            129,319
Distribution fees payable..................................................................................             59,440
Management fee payable.....................................................................................             45,172
                                                                                                                 --------------
   Total liabilities.......................................................................................          5,364,263
                                                                                                                 --------------
Net Assets.................................................................................................       $ 88,150,758
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $      8,451
   Paid-in capital in excess of par........................................................................         85,846,137
                                                                                                                 --------------
                                                                                                                    85,854,588
   Undistributed net investment income.....................................................................              6,251
   Accumulated net realized gain on investments............................................................          1,199,429
   Net unrealized appreciation on investments and short sales..............................................          1,090,490
                                                                                                                 --------------
Net assets, March 31, 1997.................................................................................       $ 88,150,758
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($23,820,383 / 2,280,786 shares of common stock issued and outstanding)..............................             $10.44
   Maximum sales charge (5.0% of offering price)...........................................................                .55
                                                                                                                 --------------
   Maximum offering price to public........................................................................             $10.99
                                                                                                                 --------------
                                                                                                                 --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($58,722,132 / 5,632,560 shares of common stock issued and outstanding)..............................             $10.43
                                                                                                                 --------------
                                                                                                                 --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($5,445,098 / 522,306 shares of common stock issued and outstanding..................................             $10.43
                                                                                                                 --------------
                                                                                                                 --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($163,145 / 15,573 shares of common stock issued and outstanding.....................................             $10.48
                                                                                                                 --------------
                                                                                                                 --------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                          November 7, 1996(a)
                                                Through
Net Investment Income                        March 31, 1997
Income
   Dividends (net of foreign
      withholding taxes of $1,026).....        $  435,538
   Interest and discount earned........           381,888
                                              -----------
      Total income.....................           817,426
                                              -----------
Expenses
   Distribution fee--Class A...........            22,769
   Distribution fee--Class B...........           192,287
   Distribution fee--Class C...........            19,963
   Management fee......................           182,116
   Registration fees...................            68,000
   Transfer agent's fees and
      expenses.........................            47,000
   Legal fees and expenses.............            47,000
   Reports to shareholders.............            44,000
   Custodian's fees and expenses.......            35,000
   Audit fees and expenses.............            11,000
   Directors' fees.....................             5,000
   Miscellaneous.......................             1,603
                                              -----------
      Total expenses...................           675,738
                                              -----------
Net investment income..................           141,688
                                              -----------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions........................         1,199,429
                                              -----------
Net unrealized appreciation on:
   Investments.........................           872,902
   Short sales.........................           217,588
                                              -----------
                                                1,090,490
                                              -----------
Net gain on investments................         2,289,919
                                              -----------
Net Increase in Net Assets Resulting
from Operations........................        $2,431,607
                                              -----------
                                              -----------

---------------
(a) Commencement of investment operations.


PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                          November 7, 1996(a)
Increase (Decrease)                             Through
in Net Assets                                March 31, 1997
Operations
   Net investment income...............       $    141,688
   Net realized gain on investments....          1,199,429
   Net unrealized appreciation of
      investments......................          1,090,490
                                          --------------------
   Net increase in net assets resulting
      from operations..................          2,431,607
                                          --------------------
Dividends from net investment income
   Class A.............................            (59,278)
   Class B.............................            (68,648)
   Class C.............................             (7,510)
   Class Z.............................                 (1)
                                          --------------------
                                                  (135,437)
                                          --------------------
Fund share transactions (net of share
   conversion) (Note 5)
   Net proceeds from shares sold.......         93,572,144
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions....................            124,907
   Cost of shares reacquired...........         (7,842,563)
                                          --------------------
   Net increase in net assets from Fund
      share transactions...............         85,854,488
                                          --------------------
Total increase.........................         88,150,658
Net Assets
Beginning of period....................                100
                                          --------------------
End of period..........................       $ 88,150,758
                                          --------------------
                                          --------------------

---------------
(a) Commencement of investment operations.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements (Unaudited) INCOME FUND
--------------------------------------------------------------------------------
Prudential Jennison Growth & Income Fund (the 'Series') is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on November 7, 1996.
The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principle market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to a subadvisory agreement
--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements (Unaudited) INCOME FUND
--------------------------------------------------------------------------------
between PIFM and Jennison Associates Capital Corp. ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives, and policies.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PSI has agreed to limit its distribution-related costs to .25 of 1% of average daily net assets for the period ended March 31, 1997. With respect to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related costs at an annual rate of 1% of the average daily net assets.

PSI has advised the Series that it has received approximately $71,000 in front-end sales charges resulting from sales of Class A shares during the period ended March 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the period ended March 31, 1997, it received approximately $35,000 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, Jennison and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of March 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the period ended March 31, 1997, the Fund incurred fees of approximately $25,000 for the services of PMFS. As of March 31, 1997, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates. For the period ended March 31, 1997, PSI earned approximately $139,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended March 31, 1997 were $83,126,562 and $13,825,267, respectively.

The cost basis of the investments for federal income tax purposes at March 31 1997, was $87,381,146 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $862,995 (gross unrealized appreciation-$3,448,098; gross unrealized depreciation--$2,585,103).
------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5%
--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements (Unaudited) INCOME FUND
--------------------------------------------------------------------------------
to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 1.25 billion shares of $.001 par value common stock authorized which are divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 500 million, 250 million, 250 million and 250 million authorized shares, respectively.
Transactions in shares of common stock for the period November 7, 1996 (commencement of investment operations) through March 31, 1997 were as follows:

Class A                                   Shares       Amount
--------------------------------------  ----------   -----------
Shares sold...........................   2,706,866   $27,486,098
Shares issued in reinvestment of
  dividends...........................       5,230        54,030
Shares reacquired.....................    (431,435)   (4,592,257)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   2,280,661    22,947,871
Shares issued upon conversion from
  Class B.............................         125         1,354
                                        ----------   -----------
Net increase in shares outstanding....   2,280,786   $22,949,225
                                        ----------   -----------
                                        ----------   -----------
Class B                                   Shares       Amount
--------------------------------------  ----------   -----------
Shares sold...........................   5,918,529   $60,487,397
Shares issued in reinvestment of
  dividends...........................       6,162        63,653
Shares reacquired.....................    (292,006)   (3,084,972)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   5,632,685    57,466,078
Shares reacquired upon conversion into
  Class A.............................        (125)       (1,354)
                                        ----------   -----------
Net increase in shares outstanding....   5,632,560   $57,464,724
                                        ----------   -----------
                                        ----------   -----------
Class C
--------------------------------------
Shares sold...........................     527,092   $ 5,317,946
Shares issued in reinvestment of
  dividends...........................         699         7,224
Shares reacquired.....................      (5,485)      (56,689)
                                        ----------   -----------
Net increase in shares outstanding....     522,306   $ 5,268,481
                                        ----------   -----------
                                        ----------   -----------
Class Z
--------------------------------------
Shares sold...........................      25,959   $   280,703
Shares reacquired.....................     (10,386)     (108,645)
                                        ----------   -----------
Net increase in shares outstanding....      15,573   $   172,058
                                        ----------   -----------
                                        ----------   -----------

-------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Financial Highlights (Unaudited)          INCOME FUND
--------------------------------------------------------------------------------

                                                          Class A          Class B          Class C          Class Z
                                                        ------------     ------------     ------------     ------------
                                                        November 7,      November 7,      November 7,      November 7,
                                                          1996(a)          1996(a)          1996(a)          1996(a)
                                                          Through          Through          Through          Through
                                                         March 31,        March 31,        March 31,        March 31,
                                                            1997             1997             1997             1997
                                                        ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................      $  10.00         $  10.00         $  10.00         $  10.00
                                                            ------       ------------         ------       ------------
Income from investment operations
Net investment income...............................           .04              .01              .01              .05
Net realized and unrealized gain on investment
   transactions.....................................           .43              .44              .44              .46
                                                            ------       ------------         ------       ------------
   Total from investment operations.................           .47              .45              .45              .51
                                                            ------       ------------         ------       ------------
Less distributions
Dividends from net investment income................          (.03)            (.02)            (.02)            (.03)
                                                            ------       ------------         ------       ------------
Net asset value, end of period......................      $  10.44         $  10.43         $  10.43         $  10.48
                                                            ------       ------------         ------       ------------
                                                            ------       ------------         ------       ------------
TOTAL RETURN(c).....................................          4.47%            4.16%            4.16%            4.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....................      $ 23,820         $ 58,722         $  5,445         $    163
Average net assets (000)............................      $ 23,085         $ 48,739         $  5,060         $     51
Ratios to average net assets(b):
   Expenses, including distribution fees............          1.70%            2.45%            2.45%            1.45%
   Expenses, excluding distribution fees............          1.45%            1.45%            1.45%            1.45%
   Net investment income............................           .99%             .24%             .24%            1.24%
Portfolio turnover rate.............................            23%              23%              23%              23%
Average commission rate paid per share..............      $  .0553         $  .0553         $  .0553         $  .0553

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC AND CC: Debt rated BB, B, CCC and CC is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

  DUFF 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

 The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

 This chart shows the long-term performance of various asset classes and the rate of inflation.



                                    (CHART)

              Value of $1,000 invested on 1/1/26 through 12/31/96
              Stocks (S&P 500) - $1,370,946
              U.S. (Long-Term) Treasury Bonds - $33,727
              U.S. (30 day) Treasury Bills - $13,538
              U.S. Inflation - $8,870

  Source for investment return: Prudential investment Corporation based on data from Ibbotson Associates' EnCorr Software, Chicago, IL. Used with permission. All rights reserved. This example is for illustrative purposes only and is not intended to represent the past, present or future performance of the Prudential Jennison Growth & Income Fund.

  Common stocks represent the ownership of a corporation, which can fluctuate in value. Treasury bonds and bills are backed by the full faith and credit of the U.S. government and, if held to maturity, offer both a fixed principal value and fixed rate of return. Common stock total return is based on the Standard & Poor's 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Long-term government bonds are represented by the annual total returns of a series of 20-year government bonds. U.S. Treasury bills are represented by the annual total returns of a series of short-term Treasury bills. Inflation is measured by the Consumer Price Index (CPI). Investors cannot buy or invest directly in market indices or averages. Not all investments are suitable for all investors. Past performance is not indicative of future results.

 Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.

 All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

YEAR                     1987  1988  1989   1990   1991  1992  1993  1994   1995
----                     ----  ----  ----   ----   ----  ----  ----  ----   ----
U.S. Treasury Bonds.....  2.0%  7.0% 14.4 %  8.5 % 15.3%  7.2% 10.7% (3.4)% 18.4%
Mortgage Securities.....  4.3%  8.7% 15.4 % 10.7 % 15.7%  7.0%  6.8% (1.6)% 16.8%
U.S. Corporate Bonds....  2.6%  9.2% 14.1 %  7.1 % 18.5%  8.7% 12.2% (3.9)% 22.3%
U.S. High Yield Corpo-
 rate Bonds.............  5.0% 12.5%  0.8 % (9.6)% 46.2% 15.8% 17.1% (1.0)% 19.2%
World Government Bonds.. 35.2%  2.3% (3.4)% 15.3 % 16.2%  4.8% 15.1%  6.0 % 19.6%
Difference between
 highest and lowest
 return in percent...... 33.2  10.2  18.8   24.9   30.9  11.0  10.3   9.9    5.5

-------
/1/Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

/4/Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the             This chart shows the growth of a
performance of major world stock       hypothetical $10,000 investment
markets for the period from 1986       made in the stocks representing
through 1995. It does not              the S&P 500 stock index with and
represent the performance of any       without reinvested dividends.
Prudential Mutual Fund.




                                                     (CHART)
              (CHART)

Hong Kong - 23.8%                      Capital Appreciation and Reinvesting
Belgium - 20.7%                          Dividends - $186,208
Sweden - 19.4%                         Capital Appreciation Only - $66,913
Netherlands - 19.3%
Spain - 17.9%
Switzerland - 17.1%
France - 15.3%
U.K. - 15.0%
U.S. - 14.8%
Japan - 12.8%
Austria - 10.9%
Germany - 10.7%


Source: Morgan Stanley Capital         Source: Stocks, Bonds, Bills, and
International (MSCI) Used with         Inflation 1996 Yearbook, Ibbotson
permission. Morgan Stanley Country     Associates, Chicago (annually
indices are unmanaged indices          updates work by Roger G. Ibbotson
which include those stocks making      and Rex A. Sinquefield). Used with
up the largest two-thirds of each      permission. All rights reserved.
country's total stock market           This chart is used for
capitalization. Returns reflect        illustrative purposes only and is
the reinvestment of all                not intended to represent the
distributions. This chart is for       past, present or future
illustrative purposes only and is      performance of any Prudential
not indicative of the past,            Mutual Fund. Common stock total
present or future performance of       return is based on the Standard &
any specific investment. Investors     Poor's 500 Stock Index, a market-
cannot invest directly in stock        value-weighted index made up of
indices.                               500 of the largest stocks in the
                                       U.S. based upon their stock market
                                       value. Investors cannot invest
                                       directly in indices.


                                    (CHART)

                         World Total: $9.2 Trillion
                         Canada - 2.2%
                         U.S. - 40.8%
                         Pacific Basin - 28.7%
                         Europe - 28.3%

                   Source: Morgan Stanley Capital
                   International, December 1995. Used
                   with permission. This chart represents
                   the capitalization of major world
                   stock markets as measured by the
                   Morgan Stanley Capital International
                   (MSCI) World Index. The total market
                   capitalization is based on the value
                   of 1579 companies in 22 countries
                   (representing approximately 60% of the
                   aggregate market value of the stock
                   exchanges). This chart is for
                   illustrative purposes only and does
                   not represent the allocation of any
                   Prudential Mutual Fund.

 The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



                                    (CHART)


-------
 Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

 The following chart, although not relevant to share ownership in a Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


                                    (CHART)

             THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK &
                     BOND INDICES OVER THE PAST 20 YEARS
                             (12/31/75-12/31/95)*

       S&P 500         EAFE               Lehman Aggregate
         37.6%         69.9%                  32.6%
         -7.2%        -23.2%                  -2.9%

Best Returns Zone
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAFE Index
1/3 Lehman Aggregate Index
-------
 *Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

 The following terms are used in mutual fund investing.

ASSET ALLOCATION

 Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

 Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

 Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

 Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

 Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

 Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

             APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

 Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by either Fund.

INFORMATION ABOUT PRUDENTIAL

 The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

 Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than
1.7 million cars and insures more than 1.4 million homes.

 Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of The Prudential, (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

 Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States./2/

 Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

 Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

-------
/1/Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
/2/As of December 31, 1994.

                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

 Prudential Mutual Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

 The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

 From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

 Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

 High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

 Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

 Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

 Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

 Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

 Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.
-------
/3/As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

                                     III-2

 Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

 Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

 Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

 Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

 Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

 In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers./8/

 In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.
-------
/4/Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/As of December 31, 1994.
/7/As of December 31, 1994.
/8/On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

 For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

                                     III-4

                                    PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 7 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Section 9 of each Management Agreement (Exhibits 6(a) and 6(c) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits 6(b), (d) and (e) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM), Jennison Associates Capital Corp. (Jennison Associates) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as that interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

  Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h), advances will be limited in the following respect:

    (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

    (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

    (3) Such promise must be secured by a surety bond or other suitable insurance and;

    (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 16. EXHIBITS.

  1. (a) Amended and Restated Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the
         Registration Statement on Form N-1A filed via EDGAR on February 14,
         1996 (File No. 33-61997).
     (b) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to
         Post-Effective Amendment No. 4 to the Registration Statement on Form
         N-1A filed via EDGAR on December 6, 1996 (File No. 33-61997).
     (c) Amendment to Articles of Incorporation. Incorporated by reference to
         Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration
         Statement on Form N-1A filed via EDGAR on December 6, 1996 (File No.
         33-61997).
     (d) Articles Supplementary.*
  2. By-Laws of the Registrant. Incorporated by reference to Exhibit 2 to the Registration Statement on Form N-1A filed via EDGAR on August 22,
         1995 (File No. 33-61997).
  3.     Not Applicable.
  4. Agreement and Plan of Conversion and Liquidation, filed herewith as Appendix A to the Prospectus and Proxy Statement.*
  5. Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A filed via
         EDGAR on August 22, 1995 (File No. 33-61997).
  6. (a) Management Agreement between Registrant and Prudential Mutual Fund
         Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-
         Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on February 14, 1996 (File No. 33-61997).

     (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc.
         and Jennison Associates Capital Corp. Incorporated by reference to
         Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration
         Statement on Form N-1A filed via EDGAR on February 14, 1996 (File No.
         33-61997).
     (c) Form of Management Agreement between Registrant and Prudential
         Investments Fund Management LLC with respect to the Prudential
         Jennison Active Balanced Fund of the Registrant.*
     (d) Form of Subadvisory Agreement between Jennison Associates Capital
         Corp. and Prudential Investments Fund Management LLC with respect to
         Prudential Jennison Active Balanced Fund of the Registrant.*
     (e) Form of Subadvisory Agreement between The Prudential Investment
         Corporation and Prudential Investments Fund Management LLC with respect to Prudential Jennison Active Balanced Fund of the
         Registrant.*
  7. (a) Amended and Restated Distribution Agreement.*
     (b) Form of Selected Dealer Agreement. Incorporated by reference to
         Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Registration
         Statement on Form N-1A filed via EDGAR on September 19, 1995 (File No.
         33-61997).
  8.     Not Applicable.
  9.     Custodian Agreement between the Registrant and State Street Bank and
         Trust Company. Incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 filed via EDGAR on June 25, 1996
         (File No. 333-6755).


 10. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 1 to the
         Registration Statement on Form N-1A filed via EDGAR on February 14,
         1996 (File No. 33-61997).
     (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 1 to the
         Registration Statement on Form N-1A filed via EDGAR on February 14,
         1996 (File No. 33-61997).
     (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 1 to the
         Registration Statement on Form N-1A filed via EDGAR on February 14,
         1996 (File No. 33-61997).


     (d) Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-
         Effective Amendment No. 2 to the Registration Statement on Form N-1A filed via EDGAR on April 15, 1996 (File No. 33-61997).
 11.     Opinion and Consent of Counsel.*
 12.     Tax Opinion of Counsel.*
 13.     Transfer Agency and Service Agreement between the Registrant and
         Prudential Mutual Fund Services, Inc. Incorporated by reference to
         Exhibit 13(a) to the Registration Statement on Form N-14 filed via
         EDGAR on June 25, 1996 (File No. 333-6755).
 14.     Consent of Independent Auditors.*

 15.     Not Applicable.
 16.     Not Applicable.
 17. (a) Proxy.*
     (b) Copy of Registrant's declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940.*
     (c) Prospectus of Prudential Active Balanced Fund dated November 29, 1996
         (as supplemented on June 18, 1997.)*
     (d) President's Letter.*

--------
 *Filed herewith.

ITEM 17. UNDERTAKINGS.

  (1) The undersigned registrant agrees that prior to any public reoffering of the securities through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and the State of New York, on the 14th day of October, 1997.

                               PRUDENTIAL JENNISON SERIES FUND, INC.

                                     /s/ Richard A. Redeker
                               By: _________________________________
                                 (RICHARD A. REDEKER, PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                   TITLE                    DATE

         /s/ Edward D. Beach           Director                  October 14,
-------------------------------------                                1997
           EDWARD D. BEACH

         /s/ Delayne D. Gold           Director                  October 14,
-------------------------------------                                1997
           DELAYNE D. GOLD

         /s/ Robert F. Gunia           Director                  October 14,
-------------------------------------                                1997
           ROBERT F. GUNIA

        /s/ Donald D. Lennox           Director                  October 14,
-------------------------------------                                1997
          DONALD D. LENNOX

     /s/ Douglas H. McCorkindale       Director                  October 14,
-------------------------------------                                1997
       DOUGLAS H. MCCORKINDALE

        /s/ Mendel A. Melzer           Director                  October 14,
-------------------------------------                                1997
          MENDEL A. MELZER

        /s/ Thomas T. Mooney           Director                  October 14,
-------------------------------------                                1997
          THOMAS T. MOONEY

              SIGNATURE                   TITLE                    DATE

         /s/ Stephen P. Munn            Director                 October 14,
-------------------------------------                                1997
           STEPHEN P. MUNN

       /s/ Richard A. Redeker           President and            October 14,
-------------------------------------    Director                    1997
         RICHARD A. REDEKER

         /s/ Robin B. Smith             Director                 October 14,
-------------------------------------                                1997
              ROBIN B. SMITH

       /s/ Louis A. Weil, III           Director                 October 14,
-------------------------------------                                1997
              LOUIS A. WEIL, III

                                        Director
-------------------------------------
          CLAY T. WHITEHEAD

         /s/ Grace C. Torres            Treasurer, Principal     October 14,
-------------------------------------    Financial and               1997
              GRACE C. TORRES            Accounting Officer

                                 EXHIBIT INDEX

 EXHIBITS                                                                  PAGE
 ---------                                                                 ----
  1.  (a)  Amended and Restated Articles of Incorporation. Incorporated
           by reference to Exhibit 1(c) to Post-Effective Amendment No.
           1 to the Registration Statement on Form N-1A filed via EDGAR on February 14, 1996 (File No. 33-61997).
      (b)  Articles Supplementary. Incorporated by reference to Exhibit
           1(b) to Post-Effective Amendment No. 4 to the Registration
           Statement on Form N-1A filed via EDGAR on December 6, 1996
           (File No. 33-61997).
      (c)  Amendment to Articles of Incorporation. Incorporated by
           reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed via EDGAR on
           December 6, 1996 (File No. 33-61997).
      (d)  Articles Supplementary.*
  2.       By-Laws of the Registrant. Incorporated by reference to
           Exhibit 2 to the Registration Statement on Form N-1A filed via EDGAR on August 22, 1995 (File No. 33-61997).
  3.       Not Applicable.
  4.       Agreement and Plan of Conversion and Liquidation, filed
           herewith as Appendix A to the Prospectus and Proxy
           Statement.*
  5.       Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4 to the Registration Statement on Form
           N-1A filed via EDGAR on August 22, 1995 (File No. 33-61997).
  6.  (a)  Management Agreement between Registrant and Prudential Mutual
           Fund Management, Inc. Incorporated by reference to Exhibit
           5(a) to Post-Effective Amendment No. 1 to the Registration
           Statement on Form N-1A filed via EDGAR on February 14, 1996
           (File No. 33-61997).
      (b)  Subadvisory Agreement between Prudential Mutual Fund
           Management, Inc. and Jennison Associates Capital Corp.
           Incorporated by reference to Exhibit 5(b) to Post-Effective
           Amendment No. 1 to the Registration Statement on Form N-1A
           filed via EDGAR on February 14, 1996 (File No. 33-61997).
      (c)  Form of Management Agreement between Registrant and
           Prudential Investments Fund Management LLC with respect to the Prudential Jennison Active Balanced Fund of the
           Registrant.*
      (d)  Form of Subadvisory Agreement between Jennison Associates
           Capital Corp. and Prudential Investments Fund Management LLC
           with respect to Prudential Jennison Active Balanced Fund of the Registrant.*
      (e)  Form of Subadvisory Agreement between The Prudential
           Investment Corporation and Prudential Investments Fund
           Management LLC with respect to Prudential Jennison Active
           Balanced Fund of the Registrant.*
  7.  (a)  Amended and Restated Distribution Agreement.*
      (b)  Form of Selected Dealer Agreement. Incorporated by reference to Exhibit 6(b) to Pre-Effective Amendment No. 1 to the
           Registration Statement on Form N-1A filed via EDGAR on
           September 19, 1995 (File No. 33-61997).
  8.       Not Applicable.

 EXHIBITS                                                                  PAGE
 ---------                                                                 ----
  9.       Custodian Agreement between the Registrant and State Street
           Bank and Trust Company. Incorporated by reference to Exhibit
           9 to the Registration Statement on Form N-14 filed via EDGAR on June 25, 1996 (File No. 333-6755).
 10.  (a)  Distribution and Service Plan for Class A shares.
           Incorporated by reference to Exhibit 15(a) to Post-Effective
           Amendment No. 1 to the Registration Statement on Form N-1A
           filed via EDGAR on February 14, 1996 (File No. 33-61997).
      (b)  Distribution and Service Plan for Class B shares.
           Incorporated by reference to Exhibit 15(b) to Post-Effective
           Amendment No. 1 to the Registration Statement on Form N-1A
           filed via EDGAR on February 14, 1996 (File No. 33-61997).
      (c)  Distribution and Service Plan for Class C shares.
           Incorporated by reference to Exhibit 15(c) to Post-Effective
           Amendment No. 1 to the Registration Statement on Form N-1A
           filed via EDGAR on February 14, 1996 (File No. 33-61997).
      (d)  Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to
           Post-Effective Amendment No. 2 to the Registration Statement
           on Form N-1A filed via EDGAR on April 15, 1996 (File No. 33-
           61997).
 11.       Opinion and Consent of Counsel.*
 12.       Tax Opinion of Counsel.*
 13.       Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by
           reference to Exhibit 13(a) to the Registration Statement on
           Form N-14 filed via EDGAR on June 25, 1996 (File No. 333-
           6755).
 14.       Consent of Independent Auditors.*
 15.       Not Applicable.
 16.       Not Applicable.
 17.  (a)  Proxy.*
      (b)  Copy of Registrant's declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940.*
      (c)  Prospectus of Prudential Active Balanced Fund dated November
           29, 1996 (as supplemented on June 18, 1997.)*
      (d)  President's Letter.*

--------
 *Filed herewith.